                                                                 EXHIBIT 10.2(a)

                        STUDENT LOAN FINANCE CORPORATION
                          STUDENT LOAN PURCHASE PROGRAM
                         STUDENT LOAN PURCHASE AGREEMENT



     This Agreement made and entered into as of this [ , ] by and between EDUCATION LOANS INCORPORATED, (hereinafter referred to as the "Corporation"), and ________________________________________________________ a
____________________________________ organized and existing under the laws of
______________________________________________________and having the principal office at _________________________________ in the ___________ of
______________________________________________ County of
________________________________, State of ________________________ (hereinafter referred to as the "Lender").



                                   WITNESSETH:


     WHEREAS, pursuant to the Student Loan Purchase Program of Student Loan Finance Corporation ("SLFC") the Corporation desires to cause the purchase from the Lender of certain loans made pursuant to the Higher Education Act and the Lender desires to originate such loans and to sell such loans to the Corporation's Trustee (as hereinafter defined);


     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

     1. Definitions.

     In this Agreement, the following terms shall have the following respective meanings unless the context clearly requires otherwise:

     "Eligible Loan" shall mean a Student Loan to an Eligible Borrower which:
(1) is an "eligible loan" as defined in Section 438 of the Higher Education Act for purposes of receiving Special Allowance Payments; (2) is either Insured or Guaranteed; and (3) bears interest at a rate per annum not less than or in excess of the applicable rate of interest provided by the Higher Education Act except as otherwise approved in writing by the Corporation with respect to a lower rate.

     "Indenture" shall mean the Indenture of Trust, dated as of [ , ], between the Corporation and U.S. Bank National Association, Minneapolis, Minnesota, or if the rights of U.S. Bank National Association, Minneapolis, Minnesota, hereunder are assigned to a subsequent Trustee, the Indenture of Trust under which such subsequent Trustee exercises its authority.

     "Servicer" shall mean SLFC, as servicer of the Eligible Loans to be purchased pursuant to this Agreement, and any successor thereto in such capacity as designated in writing by the Corporation.

     "Trustee" means any trustee under an indenture of trust pursuant to which Obligations are issued by the Corporation, the proceeds of which are used to purchase loans hereunder, including U.S. Bank National Association, Minneapolis, Minnesota, or any successor or assignee of such entity.

     All capitalized terms used in this Agreement and not otherwise defined herein, shall have the meaning set forth in Exhibit "A" hereto. The term "Agreement" shall include Exhibits "A" through "G" attached hereto.

     2. Commitment and Purchase.

          A. Subject to the terms and conditions and in reliance on the representations, warranties and agreements set forth in this Agreement, the Lender agrees to sell to the Trustee on behalf of the Corporation, and the Corporation agrees to cause the Trustee to buy from the Lender, Eligible Loans the Lender may choose to sell from time to time. The Eligible Loans sold to the Trustee on behalf of the Corporation pursuant to this Agreement shall be Eligible Loans made pursuant to the Higher Education Act, unless the Servicer on behalf of the Corporation agrees to accept other Eligible Loans hereunder.

          B. Anything herein to the contrary notwithstanding, the Trustee on behalf of the Corporation is not obligated to purchase and the corporation is not obligated to cause the purchase of Eligible Loans from the Lender
     (i)unless the gross rate of return on such Eligible Loans to the Trustee on behalf of the Corporation or any subsequent holder would be at least equal to the gross rate of return on loans Guaranteed under the Higher Education Act, as currently in effect on date of execution and delivery of this agreement, or (ii) if such eligible loans are loans for which the first disbursement is made on or after July 1, 1988 in either case except as otherwise approved in writing by the Corporation with respect to a lower rate.

          C. The delivery of, and payment for, the Eligible Loans shall take place at the Servicer's offices on a date or dates not later than 12 months after the date of delivery of the [_________], to be specified by the Servicer by not less than fifteen days' prior written notice (the "Loan Purchase Date").

          D. The Corporation agrees to cause the Trustee to purchase the Eligible Loans at a price equal to 100% of the outstanding unpaid principal amount thereof on the Loan Purchase Date, plus accrued borrower interest; provided, however, that such purchase price shall be reduced by the amount of any accrued rebate or other obligations to the Secretary of Education or the borrower under the Higher Education Act with respect to such Eligible Loans which are not otherwise provided for in this Paragraph 2.D. Following any Loan Purchase Date, the parties agree to adjust the purchase price based on the actual payments required to be made, to the extent the amount of such payments was not known as of the Loan Purchase Date. The Lender shall be responsible for reporting to the Department of Education and offsetting against interest subsidy payments and Special Allowance Payments made to the Lender by the Secretary of Education or otherwise paying to the Secretary of Education the entire amount of (1) any lender origination fee which is required under the Higher Education Act, (2) any borrower origination fees authorized to be charged by the Higher Education Act, and
     (3) any other amounts due the Secretary of Education which are offset against interest subsidy and special allowance payments pursuant to the Higher Education Act .

          E. Transfer of the Eligible Loans shall be by the means specified in this Agreement.

          F. Each Financed Eligible Loan shall have physically stamped thereon a notice in the form set forth in Exhibit "C".

     3. Representations, Warranties, Covenants and Agreements of the Lender. The Lender hereby makes, and shall be deemed to again make as of each Loan Purchase Date, each representation, warranty, covenant and agreement set forth in Exhibit "D".

     4. Survival of Representations and Warranties. Each representation, warranty, certification and agreement contained in this Agreement shall survive the Loan Purchase Date.

     5. Conditions of Purchase.

     The Corporation's obligation to cause the Trustee to purchase and pay for the Eligible Loans to be Financed hereunder shall be subject to the following conditions precedent:

          A. All representations, warranties and statements by or on behalf of the Lender contained in this Agreement shall be true on the Loan Purchase Date.

          B. Any notification to or approval by the Secretary of Education or a Guarantor required by the Higher Education Act or a Guarantee Agreement as a condition to the assignment of the Eligible Loans to be Financed shall have been made or received and evidence thereof delivered to both the Servicer and the Trustee.

          C. The entire interest of the Lender in each Eligible Loan to be Financed shall have been duly assigned by endorsement in the form set forth in Exhibit "C", such endorsement to be without recourse except as provided in paragraph 8.

          D. Physical custody and possession to the Financed Eligible Loans (including all information and documentation which is described in Exhibit "B") shall be transferred in the manner directed by the Servicer.

          E. The Servicer shall receive an opinion of Lender's counsel, dated as of the date of this Agreement in substantially the form set forth in Exhibit "G". The Servicer shall receive a Lender's Closing Certificate, substantially in the form of Exhibit "B", when requested by the Corporation.

          F. If the promissory note evidences more than one loan all loans covered thereby must be assigned hereunder and must qualify as Eligible Loans.

     6. Purchase Conditional.

     The Corporation's obligation to cause the Trustee to purchase Eligible Loans pursuant to this Agreement is subject to availability of funds therefor under the Indenture.

     7. Rejection of Loans.

          A. If (i) the Lender is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Agreement as to a loan, or (ii) if the Lender is unable to fulfill one or more covenants or conditions of this Agreement as to a loan, or (iii) if the Servicer in its reasonable judgment deems that a loan does not comply with the terms and conditions of this Agreement or is not being delivered in compliance with such terms and conditions, or (iv) the Servicer in its reasonable judgment deems that a loan in repayment is for any reason unacceptable to it, then the Servicer may, in its sole discretion, refuse to accept and cause the Trustee to pay for such loan (or any substitute loan offered by the Lender in lieu thereof).

          B. If the Servicer rejects a loan, any such loan shall be returned to the Lender by registered mail (for repurchase pursuant to paragraph 8 if theretofore purchased by the Trustee on behalf of the Corporation) together with a letter identifying each returned loan and stating the basis for its return. Any such loan returned to the Lender which has been endorsed to the Trustee shall be endorsed by the Trustee to the Lender in the form set forth in Exhibit "E".

     The liability of the Corporation, the Servicer and the Trustee in connection with the loss of or damage to any loans to be returned to the Lender hereunder shall be limited to such loss or damage occurring as a result of their negligence or willful misconduct in handling or safekeeping such loans.

          C. If the Servicer rejects a loan, the Lender may substitute a different Eligible Loan for the rejected loan, provided, however, that the terms and conditions of such Eligible Loan are acceptable to the Servicer.

          D. If at the Loan Purchase Date any Eligible Loan to be Financed is more than 37 days delinquent with respect to any payment of principal or interest, the Servicer may elect to cause the Trustee to purchase such Eligible Loan and allow the Lender 15 days from the Loan Purchase Date within which to cause such delinquency to be cured. If the delinquency cannot be so cured, such Financed Eligible Loan shall be subject to repurchase pursuant to Paragraph 8.

     8. Repurchase Obligation.

     If:

          (i) any representation or warranty made or furnished by the Lender in or pursuant to this Agreement shall prove to have been materially incorrect;

          (ii) the Secretary of Education or a Guarantor, as the case may be, refuses to honor all or part of a claim filed with respect to a loan sold to the Trustee on behalf of the Corporation pursuant to this Agreement (including any claim for Special Allowance Payments, interest subsidy payments, reinsurance and guarantee payments) on account of any circumstances or event that occurred prior to the sale of such loan to the Trustee on behalf of the Corporation

          (iii) on account of any circumstances or event that occurred prior to the sale of a loan to the Trustee on behalf of the Corporation pursuant to this Agreement, a defense is asserted by a maker (or endorser, if any) of such loan with respect to his obligation to pay all or any part of such loan and the Servicer in good faith believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such loan; or

          (iv) a Finance Student Loan is required to be repurchases pursuant to paragraphs 7.B or 7.D,;

then the Lender shall repurchase such loan upon the Servicer's or Trustee's request by paying to the Trustee, for the account of the Corporation, the then outstanding principal balance of such loan (or such greater amount as may be necessary to make the Corporation and the Trustee whole in light of the purchase price originally paid by the Trustee for such loan), plus interest and Special Allowance Payments accrued and unpaid with respect to such loan from the Loan Purchase Date to and including the date of repurchase, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Corporation, the Servicer and the Trustee in connection with such loan.

     9. Notification to Borrowers.

     The Lender and the Corporation agree that the Servicer and the Lender shall either jointly or separately notify each borrower under the Financed Eligible Loans of the assignment and transfer to the Trustee (but for the account and on behalf of the Corporation) of the Lender's interest in such Financed Eligible Loans and direct each borrower to make all payments thereon directly to the Servicer until otherwise notified by the Trustee. Such notice shall be in compliance with Section 428(b)(2)(F) of the Higher Education Act.


     10. Obligations to Forward Payments and Communications.

          A. The Lender shall promptly remit, or cause to be remitted, to the Trustee as the Servicer may direct, all funds received by the Lender after the Loan Purchase Date which constitute payments of principal, or interest or Special Allowance Payments accrued after the Loan Purchase Date with respect to any Financed Eligible Loan.

          B. The Lender shall immediately transmit to the Servicer any communication received by the Lender after the Loan Purchase Date with respect to a Financed Eligible Loan or the borrower under such a Financed Eligible Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudications of bankruptcy and similar documents, and forms requesting deferment of repayment or loan cancellations.

     11. Payment of Expenses and Taxes.

     Except as specifically provided herein, each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel, provided, however, that the Lender shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the Eligible Loans to be Financed.

     12. lndemnification.

     The Lender specifically acknowledges that the Corporation will be making representations and warranties regarding the Eligible Loans to be Financed as part of the proposed public offering of Obligations of the Corporation (including without limitation Obligations to be issued under the Indenture) based in part on the accuracy of the Lender's representations and warranties in this Agreement. The Lender agrees to indemnify and save the Trustee and the Corporation, the nonprofit corporation formerly known as Student Loan Finance Corporation and the underwriters or dealers for said obligations harmless of, from and against any and all loss, cost, damage or expense, including reasonable attorneys' fees, incurred by reason of any breach of the Lender's warranties or representations hereunder or any false or misleading representations of the Lender or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Lender in connection herewith.

     13. Other Provisions.

          A. The Lender shall furnish to the Servicer such additional information concerning the Lender's student loan portfolio as the Servicer may reasonably request.

          B. The Lender shall, at its expense, execute all other documents and take all other steps as may be requested by the Servicer or the Trustee from time to time to effect the sale hereunder of the Eligible Loans to be purchased by the Trustee on behalf of the Corporation.

          C. The provisions of this Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto and the Trustee. Inaction or failure to demand strict performance shall not be deemed a waiver.

          D. This Agreement shall be governed by the laws of the State.

          E. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

          F. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          G. If any provisions of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

          H. All notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Trustee or the Servicer, shall be in writing and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

          If intended for the Corporation or the Servicer:

                 Student Loan Finance Corporation
                 105 First Avenue Southwest
                 Aberdeen, South Dakota 57401

          If intended for the Lender:









          If intended for the Trustee:

                 U.S. Bank National Association.
                 Post Office Box 1308
                 141 North Main Avenue
                 Sioux Falls, South Dakota 57117-1308]

     Either party, the Servicer or the Trustee may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

          I. This Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

          J. Time is of the essence is this Agreement.

          K. This Agreement shall not be assignable by the Lender, in whole or in part, without the prior written consent of the Corporation and the Trustee.

          L. No remedy by the terms of this Agreement conferred upon or reserved to the Trustee or the Corporation is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or by statute on or after the date of this Agreement.

          M. This Agreement has been made and entered into not only for the benefit of the Lender and the Corporation but also for the benefit of the Trustee and all holders of Obligations issued for the purpose of Financing Eligible Loans and any other assignee of loans purchased hereunder (including any trustee for holders of bonds, notes or other evidences of indebtedness issued by the Corporation to refinance such loans), and its provisions may be enforced not only by the parties to this Agreement but also by the Trustee or such other assignee.

     14. Non-Petition Covenant.

     The Lender, by entering into this Agreement, covenants and agrees that it shall not at any time petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Corporation under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Corporation or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Corporation, in connection with any obligation relating to this Agreement.

     IN WITNESS WHEREOF, The parties have hereunto set their hands and seals as of the day and year first above written.

EDUCATION LOANS INCORPORATED

                                                    ____________________________
                                                    Name of Lender


By__________________________                        By__________________________

    Title:__________________                           Title:___________________

                                                    ATTEST:

                                                    ____________________________

                                                       Title:___________________

                                                    (Seal)

                                  Exhibit "A" to Student Loan Purchase Agreement

                                   DEFINITIONS

     1.00 Terms

     1.01 "Certificate of Insurance" shall mean a certificate of federal loan insurance issued with respect to an Insured Eligible Loan by the Secretary of Education pursuant to the provisions of the Higher Education Act.

     1.02 "Eligible Borrower" shall mean a borrower who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of post-secondary education for an Eligible Student as described in Sections 1.32.


     1.03 "Federal Reimbursement Contract" means an agreement between a Guarantor and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including reimbursement amounts paid or payable upon defaulted Financed Eligible Loans and other student loans guaranteed or insured by the Guarantor and providing for interest subsidy payments to holders of qualifying student loans guaranteed or insured by the Guarantor.

     1.04 "Financed" in the case of Eligible Loans and Student Loans generally, shall mean those acquired by the Trustee on behalf of the Corporation with moneys derived from any of the funds or accounts established by the Indenture; and where the context so permits or requires such usage, shall mean those specific Eligible Loans so acquired by the Trustee on behalf of the Corporation from the Lender pursuant to this Agreement t, inclusive of the promissory notes evidencing such Eligible Loans or Student Loans and the related documentation in connection with each thereof.

     1.05 "Guarantee" or "Guaranteed" shall mean, with respect to a Student Loan, the insurance or guarantee by a Guarantor, to the extent provided in the Higher Education Act, of the principal of and accrued interest on such Student Loan and the coverage of such Student Loan by (1) the Federal Reimbursement Contracts providing, among other things, for reimbursement by the Secretary of Education to such Guarantor for losses incurred by it on defaulted Financed Eligible Loans insured or guaranteed by such Guarantor to the extent provided in the Higher Education Act and (2) any guarantee fund established by the Guarantor, prior to the termination of such guarantee fund.

     1.06 "Guarantee Agreement" means an agreement between a Guarantor and either the Trustee or the Lender providing for the insurance or guarantee by such Guarantor, to the extent provided in the Higher Education Act, of the principal of and accrued interest on loans to Eligible Borrowers made or acquired by the Corporation or the Lender from time to time.

     1.07 "Guarantee Program" means a Guarantor's loan insurance program pursuant to which such Guarantor guarantees or insures loans to Eligible Borrowers.

     1.08 "Guaranteed Loans" means loans that are Guaranteed.

     1.09 "Guarantor" shall mean Education Assistance Corporation, Great Lakes Higher Education Corporation, Northstar Guarantee, Inc., Pennsylvania Higher Education Assistance Agency, United Student Aid Funds, Inc., Student Loans of North Dakota, Education Credit Management Corporation, Iowa College Student Aid Commission, California Student Aid Commission, Missouri Coordinating Board for Higher Education, or other guarantor permitted under the Indenture; provided, however, that any such Guarantor must be a permitted guarantor under the Indenture as of the Loan Purchase Date.

     1.10 "Higher Education Act" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder.


     1.11 "Insurance" or "Insured" or "Insuring" means, with respect to a loan to an Eligible Borrower the insuring by the Secretary of Education (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act) under the Higher Education Act, of 100% of the principal of and accrued interest on such loan.

     1.12 "Insured Loans" means loans which are Insured.

     1.13 "Lender" shall mean any "eligible lender", as defined in the Higher Education Act and the Loan Purchase Regulations, permitted to participate as a seller of Student Loans to the Corporation under the Program and which has received an eligible lender designation from the Secretary of Education with respect to Insured Loans or from the applicable Guarantor with respect to Guaranteed Loans.

     1.14 "Loan Purchase Date" has the meaning assigned thereto in Section 2.C. of this Agreement.

     1.15 "Obligations" shall mean all notes, bonds or other obligations of the Corporation issued pursuant to the applicable indenture to finance or refinance the purchase of student loans or for other purposes authorized by the applicable Indenture.

     1.16 "Program" shall mean the SLFC's Eligible Loan acquisition program with respect to Financed Eligible Loans under which the Corporation will cause the Trustee to acquire Eligible Loans from Lenders in order to increase the supply of moneys available for new loans to assist students in obtaining a post-secondary education.

         1.17 "Secretary of Education" shall mean the Commissioner of Education, Department of Health, Education and Welfare of the United States, and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.


     1.18 "Servicing Agreement" means a separate agreement between the Corporation and a Servicer under which such Servicer agrees to act as the Corporation's agent in administering and collecting Financed Student Loans.


     1.19 "Special Allowance Payments" shall mean special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

     1.20 "Student Loan Purchase Agreement" or Loan Purchase Contract" means an agreement between the Corporation and a lender providing for the sale by the lender to the Trustee on behalf of the Corporation of Eligible Loans within the time specified in such agreement.

     1.21 "State" shall mean the State of South Dakota.

     1.22 "Student Loans" shall mean loans to Borrowers for post-secondary education.

     1.23 "Trustee" shall mean the entity serving as trustee under the Indenture.

     1.30 Eligible Students

     1.31 An Eligible Student is any student who
          (a) is accepted for enrollment or is enrolled at least half-time at an Eligible Institution and is in good standing and making satisfactory progress in a prescribed course of study; and,

          (b) is a U.S. citizen or permanent resident, except that aliens, even with immigrant or permanent resident status, are not Eligible Students if enrolled in institutions located abroad; and,

          (c) does not, at the time of application for the loan, owe a refund on a federally funded grant awarded by the institution, and has never defaulted, and is not then in default on a national direct or guaranteed loan.

     1.32 A prescribed course of study shall be and include an academic workload sufficient to secure a degree or certificate in the period normally taken therefor as determined by the institution and approved by the Servicer; provided, however, that in no event shall such approval be given for a workload of less than one-half the normal requirement.

     1.40 Eligible Institutions

     1.41 Eligible lnstitutions shall mean those institutions which satisfy the definition of an "eligible educational institution" under the Higher Education Act and the regulations of the applicable Guarantor. In all cases, a basic requirement is approval by the Secretary of Education as an eligible institution under the Higher Education Act and approval by the Secretary of Education for civil rights compliance.

                                  Exhibit "B" to Student Loan Purchase Agreement

                          LENDER'S CLOSING CERTIFICATE

______________________________ (the "Lender") does hereby certify that all representations, warranties and statements by or on behalf of the undersigned contained in a certain Student Loan Purchase Agreement by and between the Lender
and Education Loans Incorporated dated as of [   ,   ], (the "Agreement"), are
true and correct on and as of the date hereof, without exception or qualification whatsoever;

     FURTHERMORE, the Lender does hereby certify that the following documents, where applicable to each Eligible Loan Financed under the Agreement, have heretofore been furnished to the Corporation pursuant to paragraph 5.D. of the
Agreement:

         Department of Education or Guarantor application, as supplemented Interim note(s), if applicable Payout note(s), if applicable Evidence of disbursement Disclosure statement
         Certificate of Insurance and contract of insurance (or a certified copy thereof) with respect to each Insured Loan or notification of loan approval by Guarantor, with respect to each Guaranteed Loan (or a certified copy thereof)
         Guarantee Agreement and Agreement for Participation in the Guaranteed
              Loan Program (or a certified copy thereof) with respect to each Guaranteed Loan
         Any other documentation held by the Lender relating to the history of such Eligible Loan
         Secretary of Education or Guarantor Loan Transfer Statement
         Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto

     FURTHERMORE, the Lender does hereby certify that it has in its possession evidence of loan disbursement for each Eligible Loan, and does hereby warrant that it will maintain such evidence throughout the term of each such Eligible Loan and will provide a copy thereof to the Servicer and the Trustee upon request.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by its officers thereunto duly authorized this ______________, day of __________________ 19____.

                                                  ______________________________
                                                  Name of Lender

                                                  By____________________________

                                                       Title:___________________
ATTEST:


__________________________________

Title:____________________________

(Seal)

                                  Exhibit "C" to Student Loan Purchase Agreement

                                   ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to U.S. Bank National Association, Minneapolis, Minnesota as trustee (the "Trustee") under the Indenture of Trust, dated as of [ , ], by and between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of [ , ] between Education Loans Incorporated and _________________________________.


________________________________________     ___________________________________
         Title and Signature of                       Name of Transferor
             Trustee Officer


________________________________________     ___________________________________
         Title and Signature of                     Title and Signature of
          Corporation Officer                          Transferor Officer

Dated:_____________________________, 19____"



                                     NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between Education Loans Incorporated, and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3) and 20 U.S.C. ss.1082(m)1(D)(iv)."



                                   ENDORSEMENT

"All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to ___________________________________________________________________________,
as trustee (the "Trustee") under the_______________, dated as of_________________, by and between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of [ , ] between Education Loans Incorporated and____________________________________________________________.





________________________________________     ___________________________________
         Title and Signature of                       Name of Transferor
           Trustee Officer



________________________________________     ___________________________________
         Title and Signature of                     Title and Signature of
          Corporation Officer                         Transferor Officer

Dated:_____________________________, 19____"



                                     NOTICE

"The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between Education Loans Incorporated , and _____________________________________________________________________, as
Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3) and 20 U.S.C. ss.1082(m)1(D)(iv)."

                                  Exhibit "D" to Student Loan Purchase Agreement

Representations, warranties, covenants and agreements of Lender:

     A. Any information furnished by the Lender to the Corporation or its agents (including the Servicer) with respect to any Eligible Loan to be Financed is true, complete and correct.

     B. The amount of the unpaid principal balance of each Eligible Loan to be Financed is due and owing, and no counterclaim, offset, defense or right of rescission exists with respect to any Eligible Loan to be Financed which could be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained, by the borrower against the Trustee as assignee of such Eligible Loan. The Lender shall take all reasonable actions to assure that no maker of an Eligible Loan has or may acquire a defense to the payment thereof. No Eligible Loan to be Financed carries a rate of interest less than or in excess of the applicable rate provided by the provisions of the Higher Education Act, except as previously approved in writing by the Corporation with respect to a lower rate of interest.

     C. Each Eligible Loan to be Financed has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser or co-maker) thereof, enforceable in accordance with its terms.

     D. Each Eligible Loan to be Financed complies in all respects with the requirements of the Higher Education Act and this Agreement and is an Eligible Loan as that term is defined in this Agreement. If a promissory note relating to an Eligible Loan to be Financed covers more than one loan, all loans covered thereby are to be Financed and constitute an Eligible Loan.

     E. The Lender has applied for and received the Guarantor's or Secretary's designation, as the case may be, as an "eligible lender" under the Higher Education Act. No payment of principal or of interest with respect to any Eligible Loan sold hereunder shall be delinquent by more than 37 days on the Loan Purchase Date unless waived by the Servicer pursuant to Section 7.D of this Agreement.

     F. The Lender is the sole owner and holder of each Eligible Loan to be Financed and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, and no Eligible Loan to be Financed has been pledged or assigned for any purpose.

     G. Each Eligible Loan to be Financed is either insured by the Secretary or guaranteed by a Guarantor as to 98% of the principal and interest on the Eligible Loan, such Insurance or Guarantee,, as the case may be, is in full force and effect, is freely transferable as an incident to the sale of each Eligible Loan to be Financed; all premiums due and payable to the Guarantor, have been or will be paid in full by the Lender and none of the Eligible Loans to be Financed has at any time been tendered to the Secretary or the Guarantor for payment and rejected unless the situation giving rise to such rejection has been cured.

     H. There are no circumstances or conditions with respect to any Eligible Loan to be Financed, the borrower thereunder or the creditworthiness of said borrower that would reasonably cause prudent private investors to regard any of the Eligible Loans to be Financed as an unacceptable investment, or adversely affect the value or marketability thereof or the guarantee thereof.

     I. Each Eligible Loan to be Financed was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.


     J. The Lender has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of this Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, Articles or Bylaws of the Lender or any agreement or instrument to which the Lender is a party or by which it is bound, or constitute a default thereunder; the Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Lender to perform its obligations under this Agreement and this Agreement constitutes a valid and binding obligation of the Lender enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

     K. The Lender is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

     L. The Lender and each independent servicer has exercised and shall continue to exercise due diligence and reasonable care in making, administering, servicing and collecting the Eligible Loans to be Financed and the Lender has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit D. The Lender shall be solely responsible for the payment of the costs and expenses incident to origination of the Eligible Loans, without any right of reimbursement therefor from the Corporation. With respect to all Guaranteed Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the Obligations, and the Lender is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

     M. The Lender shall notify the borrower of the sale in the manner provided in the Higher Education Act.

     N. In determining the need of the Eligible Borrowers for Eligible Loans, no Eligible Loan may be made in an amount greater than the difference between the cost of education for the relevant period and the other aid awarded for such period, and the maximum amount of loans to any Eligible Borrower made pursuant to the Higher Education Act shall not exceed the limits stated therein.

     O. Each Eligible Loan made pursuant to Section 428B of the Higher Education Act shall be subject to the credit requirements as determined by the Lender and the Guarantor which may include but are not necessarily limited to those described in Exhibit F to this Loan Purchase Agreement.

     P. At the time a Lender makes an Eligible Loan to an Eligible Borrower, the Lender shall provide thorough and accurate loan information to the Eligible Borrower, which shall include all information required to be provided to an Eligible Borrower pursuant to Section 433 of the Higher Education Act and any other information that a lender is required to provide an Eligible Borrower by the Guarantor or the Secretary of Education.



                                 [Remainder of page  Intentionally  Left Blank]

                                  Exhibit "E" to Student Loan Purchase Agreement

The assignment of the within promissory note and related documents to____________________________________, as trustee (the"Trustee") under the
_______________________________________________________, dated as of
__________________, between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), affixed pursuant
to a Student Loan Purchase Agreement dated as of [    ,    ] did not become
effective there under and no rights in the same have been conveyed thereby.

Dated:   ____________________________


                                           _____________________________________
                                                  Title and Signature of
                                                     Trustee Officer




                                  Exhibit "F" to Student Loan Purchase Agreement

          ADVERSE CREDIT FOR DETERMINING FEDERAL PLUS LOAN ELIGIBILITY

The lender must obtain a credit history of the parent applicant from at least one national credit bureau organization. This credit report must be secured within a time frame that ensures the most accurate, current representation of the applicant's credit history before the first day of the period of enrollment for which the loan is intended. When reviewing the credit report, unless the lender determines that an extenuating circumstance exists, the lender should consider an applicant to have an adverse credit history if any of the following conditions are evidenced by the credit report:

1. The applicant(s), on the date of the lender's examination of the credit report, is considered 90 days or more delinquent on the repayment of any debt; or

2. The applicant(s) have been the subject of a default determination (on any debt), foreclosure, repossession, tax lien, wage garnishment or write-off of a Title IV debt during the five years preceding the date of the credit report; provided that the failure to pay a debt that has been discharged in bankruptcy or that is dischargeable in a pending bankruptcy proceeding shall not be deemed an adverse credit history.

If one of these conditions exists, the lender may still make the loan if the lender determines, and documents in the file, that extenuating circumstances exist. The documentation of extenuating circumstances may include, but is not limited to:

1. an updated credit report that shows the applicant is no longer 90 or more days delinquent on a debt or corrects other information found on the original credit report examined by the lender that led to the determination of adverse credit;

2. a statement from the creditor that the applicant has made satisfactory arrangements to repay the debt(s) that is the basis of the adverse credit determination;

3. in the case of a debt with an outstanding balance that is less than $500 but is 90 days or more delinquent, a satisfactory written explanation from the applicant explaining the reason for the delinquency; or

4. evidence that the debt that is the basis of the adverse credit determination has been discharged in bankruptcy or is dischargeable in pending bankruptcy proceedings.

A lender may have stricter standards for determining adverse credit than those outlined above.

                                  Exhibit "G" to Student Loan Purchase Agreement


                     (Opinion dated as of Date of Agreement)

Education Loans Incorporated
Student Loan Finance Corporation
105 First Avenue Southwest
Aberdeen, South Dakota  57401

         Re:      STUDENT LOAN PURCHASE AGREEMENT

                  Dated as of [           ,        ]


Gentlemen:

     Pursuant to the above mentioned Student Loan Purchase Agreement (the "Agreement") between Education Loans Incorporated and _________________________________, (the "Lender"), we have reviewed the
Agreement and made such examinations and further investigations as we deemed necessary as a basis for the opinions expressed herein. All capitalized terms used in this opinion and not otherwise defined shall have the same meanings as in the Agreement. Pursuant to Paragraph 5 of the Agreement, you have requested our opinion on a number of matters. Opinions hereinafter expressed are qualified to the extent the validity or enforceability of any provisions in the Agreement or the Eligible Loans or of any rights granted to you pursuant to any of these instruments, may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditor generally or by general principles of equity.

     Based upon the foregoing, and having regard to legal consideration which we deem relevant, we are of the opinion that:

     (i) The Lender is duly organized and existing and in good standing under the laws of the jurisdiction of its organization.

     (ii) The Agreement has been duly authorized, executed and delivered by the Lender, is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of the Lender.

     (iii) The Lender has all requisite power and authorization under the laws of the jurisdiction of its organization, to sell, assign and transfer the promissory notes evidencing the Eligible Loans to the Corporation or to the Trustee on behalf of the Corporation, and to enter into and carry out its obligations under the Agreement;

     (iv) No authorization or approval of any governmental authority (other than notice to the Secretary of Education and approval of the Guarantor for the sale of the Eligible Loans) is required for the execution and delivery of the Agreement, or the sale, transfer and assignment of the Eligible Loans;

     (v) The officers of the Lender are authorized to execute the endorsement required by the Agreement, transferring the Eligible Loans to be Financed;

     (vi) With respect to all Financed Guaranteed Eligible Loans, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Lender and is in full force and effect, and with respect to all Financed Insured Eligible Loans the applicable insurance is in full force and effect.

                                           Very truly yours


                                           (Lender's Counsel)

                                                                 EXHIBIT 10.2(b)

                        STUDENT LOAN FINANCE CORPORATION
                                GOAL LOAN PROGRAM
                         STUDENT LOAN PURCHASE AGREEMENT



     This Agreement made and entered into as of this first day of [    ,     ],
by and between EDUCATION LOANS INCORPORATED, (hereinafter referred to as the "Corporation"), and STUDENT LOAN FINANCE CORPORATION a corporation organized and existing under the laws of the State of South Dakota and having the principal office at 105 First Avenue Southwest in the City of Aberdeen, State of South Dakota (hereinafter referred to as the "Seller").

                                   WITNESSETH:


     WHEREAS, pursuant to the GOAL Loan Program of the Seller, the Corporation desires to cause the purchase from the Seller of certain loans made pursuant to such program and the Seller desires to cause the origination of such loans and to sell such loans to the Corporation's Trustee (as hereinafter defined);

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

     1. Definitions.

     In this Agreement, the following terms shall have the following respective meanings unless the context clearly requires otherwise:

     "Eligible Borrower" shall mean a borrower who is eligible under the GOAL Loan Program to be the obligor of a loan for financing a program of post-secondary education for a student eligible under such program.

     "Eligible Loan" shall mean a loan to an Eligible Borrower for post-secondary education made in accordance with the requirements of the GOAL Loan Program.

     "Financed", in the case of Eligible Loans, shall mean those Eligible Loans acquired by the Trustee on behalf of the Corporation from the Seller pursuant to this Agreement with moneys derived from any of the funds or accounts established by the Indenture, inclusive of the promissory notes evidencing such Eligible Loans and the related documentation in connection with each thereof.

     "GOAL Loan Program" shall mean the programs established by the Seller for the origination of loans to finance costs of post-secondary education in excess of those costs financed from loans made under the Higher Education Act.

     "Higher Education Act" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder.

     "Indenture" shall mean the Indenture, dated as of [    ,     ], between the
Corporation and the Trustee.

     "Loan Purchase Date" has the meaning assigned thereto in Section 2.C. of this Agreement.

     "Obligations" shall mean all notes, bonds or other obligations of the Corporation (including those issued pursuant to the Indenture) incurred to finance or refinance the purchase of Eligible Loans or for other purposes authorized by the indenture under which such obligations were issued.

     "Origination Fee", with respect to an Eligible Loan, shall mean the origination fee payable in connection with the origination of such Eligible Loan in accordance with the GOAL Loan Program.

     "Servicer" shall mean the Seller, as servicer of the Eligible Loans to be purchased pursuant to this Agreement, and any successor thereto in such capacity as designated in writing by the Corporation.

     "State" shall mean the State of South Dakota.

     "Trustee" means U.S. Bank National Association, Minneapolis, Minnesota, in its capacity as trustee under the Indenture, or any successor thereto in such capacity or any assignee thereof.

     The term "Agreement" shall include Exhibits "A" through "E" attached hereto.

     2. Commitment and Purchase.

          A. Subject to the terms and conditions and in reliance on the representations, warranties and agreements set forth in this Agreement, the Seller agrees to sell to the Trustee on behalf of the Corporation, and the Corporation agrees to cause the Trustee to buy from the Seller, Eligible Loans the Seller may choose to sell from time to time. The Eligible Loans sold to the Trustee on behalf of the Corporation pursuant to this Agreement shall be Eligible Loans made pursuant to the GOAL Loan Program.

          B. Upon the purchase of each Eligible Loan pursuant to this Agreement, the Seller shall pay to the Trustee on behalf of the Corporation an amount equal to the Origination Fee applicable to such Eligible Loan.

          C. The delivery of, and payment for, the Eligible Loans shall take place at the Servicer's offices on a date or dates not later than 60 months after the date of this Agreement, to be specified by the Servicer by not less than fifteen days' prior written notice (the "Loan Purchase Date").

          D. The Corporation agrees to cause the Trustee to purchase the Eligible Loans at a price equal to 100% of the outstanding unpaid principal amount thereof on the Loan Purchase Date, plus accrued borrower interest. Following any Loan Purchase Date, the parties agree to adjust the purchase price based on the actual payments required to be made, to the extent the amount of such payments was not known as of the Loan Purchase Date.

          E. Transfer of the Eligible Loans shall be by the means specified in this Agreement.

          F. Each Financed Eligible Loan shall have physically stamped thereon a notice in the form set forth in Exhibit "B".

     3. Representations, Warranties, Covenants and Agreements of the Seller. The Seller hereby makes, and shall be deemed to again make as of each Loan Purchase Date, each representation, warranty, covenant and agreement set forth in Exhibit "C".

     4. Survival of Representations and Warranties. Each representation, warranty, certification and agreement contained in this Agreement shall survive the Loan Purchase Date.

     5. Conditions of Purchase.

     The Corporation's obligation to cause the Trustee to purchase and pay for the Eligible Loans to be Financed hereunder shall be subject to the following conditions precedent:

          A. All representations, warranties and statements by or on behalf of the Seller contained in this Agreement shall be true on the Loan Purchase Date.

          B. Receipt by the Trustee of all related Origination Fees.

          C. The entire interest of the Seller in each Eligible Loan to be Financed shall have been duly assigned by endorsement in the form set forth in Exhibit "B", such endorsement to be without recourse except as provided in paragraph 8.

          D. Physical custody and possession of (i) the promissory notes evidencing the Financed Eligible Loans shall be transferred to the Trustee, and (ii) all other information and documentation relating to the Financed Eligible Loans (including the documentation described in Exhibit "A") shall be transferred in the manner directed by the Servicer.

          E. The Corporation shall receive an opinion of Seller's counsel, dated as of the date of this Agreement, in substantially the form set forth in Exhibit "E". The Servicer shall receive a Seller's Closing Certificate, substantially in the form of Exhibit "A", when requested by the Corporation.

          F. If the promissory note evidences more than one loan, all loans covered thereby must be assigned hereunder and must qualify as Eligible Loans.

     6. Purchase Conditional.

     The Corporation's obligation to cause the Trustee to purchase Eligible Loans pursuant to this Agreement is subject to availability of funds therefor under the Indenture.

     7. Rejection of Loans.

          A. If (i) the Seller is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Agreement as to a loan, or (ii) if the Seller is unable to fulfill one or more covenants or conditions of this Agreement as to a loan, or (iii) if the Servicer (if other than the Seller) in its reasonable judgment deems that a loan does not comply with the terms and conditions of this Agreement or is not being delivered in compliance with such terms and conditions, then the Corporation may, in its sole discretion, refuse to accept and cause the Trustee to pay for such loan (or any substitute loan offered by the Seller in lieu thereof).

          B. If a loan is rejected, any such loan shall be returned to the Seller by registered mail (for repurchase pursuant to paragraph 8 if theretofore purchased by the Trustee on behalf of the Corporation) together with a letter identifying each returned loan and stating the basis for its return. Any such loan returned to the Seller which has been endorsed to the Trustee shall be endorsed by the Trustee to the Seller in the form set forth in Exhibit "D". The liability of the Corporation, the Servicer and the Trustee in connection with the loss of or damage to any loans to be returned to the Seller hereunder shall be limited to such loss or damage occurring as a result of their negligence or willful misconduct in handling or safekeeping such loans.

          C. If a loan is rejected, the Seller may substitute a different Eligible Loan for the rejected loan, provided, however, that the terms and conditions of such Eligible Loan are acceptable to the Servicer.

          D. If at the Loan Purchase Date any Eligible Loan to be Financed is more than 37 days delinquent with respect to any payment of principal or interest, the Corporation may elect to cause the Trustee to purchase such Eligible Loan and allow the Seller 15 days from the Loan Purchase Date within which to cause such delinquency to be cured. If the delinquency cannot be so cured, such Financed Eligible Loan shall be subject to repurchase pursuant to Paragraph 8.

     8. Repurchase Obligation.

     If:

          (i) any representation or warranty made or furnished by the Seller in or pursuant to this Agreement shall prove to have been materially incorrect;

          (ii) on account of any circumstances or event that occurred prior to the sale of a loan to the Trustee on behalf of the Corporation pursuant to this Agreement, a defense is asserted by a maker (or endorser, if any) of such loan with respect to his obligation to pay all or any part of such loan and the Corporation in good faith believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such loan; or

          (iii) a Financed Eligible Loan is required to be repurchased pursuant to paragraph 7.B or 7.D,;

then the Seller shall repurchase such loan upon the Servicer's or Trustee's request by paying to the Trustee, for the account of the Corporation, the then outstanding principal balance of such loan (or such greater amount as may be necessary to make the Corporation and the Trustee whole in light of the purchase price originally paid by the Trustee for such loan), plus interest accrued and unpaid with respect to such loan from the Loan Purchase Date to and including the date of repurchase, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Corporation, the Servicer and the Trustee in connection with such loan. Upon receipt of such amounts, the Corporation shall cause the Trustee to transfer to the Seller the amount of the related Origination Fee.

     9. Notification to Borrowers.

     The Seller and the Corporation agree that the Servicer and the Seller shall either jointly or separately notify each borrower under the Financed Eligible Loans of the assignment and transfer to the Trustee (but for the account and on behalf of the Corporation) of the Seller's interest in such Financed Eligible Loans and direct each borrower to make all payments thereon directly to the Servicer until otherwise notified by the Trustee.

     10. Obligations to Forward Payments and Communications.

          A. The Seller shall promptly remit, or cause to be remitted, to the Trustee as the Servicer may direct, all funds received by the Seller after the Loan Purchase Date which constitute payments of principal, or interest accrued after the Loan Purchase Date, with respect to any Financed Eligible Loan.

          B. The Seller shall immediately transmit to the Servicer any communication received by the Seller after the Loan Purchase Date with respect to a Financed Eligible Loan or the borrower under such a Financed Eligible Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudications of bankruptcy and similar documents, and forms requesting deferment of repayment or loan cancellations.

     11. Payment of Expenses and Taxes.

     Except as specifically provided herein, each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel, provided, however, that the Seller shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the Eligible Loans to be Financed.

     12. lndemnification.

     The Seller specifically acknowledges that the Corporation will be making representations and warranties regarding the Eligible Loans to be Financed as part of the proposed offering of Obligations of the Corporation (including without limitation Obligations to be issued under the Indenture) based in part on the accuracy of the Seller's representations and warranties in this Agreement. The Seller agrees to indemnify and save the Trustee and the Corporation harmless of, from and against any and all loss, cost, damage or expense, including reasonable attorneys' fees, incurred by reason of any breach of the Seller's warranties or representations hereunder or any false or misleading representations of the Seller or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Seller in connection herewith.

     13. Other Provisions.

          A. The Seller shall furnish to the Servicer such additional information concerning the Seller's Eligible Loan portfolio as the Servicer may reasonably request.

          B. The Seller shall, at its expense, execute all other documents and take all other steps as may be requested by the Servicer or the Trustee from time to time to effect the sale hereunder of the Eligible Loans to be purchased by the Trustee on behalf of the Corporation.

          C. The provisions of this Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto and the Trustee. Inaction or failure to demand strict performance shall not be deemed a waiver.

          D. This Agreement shall be governed by the laws of the State.

          E. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

          F. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          G. If any provision of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

          H. All notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Trustee or the Servicer, shall be in writing and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

          If intended for the Corporation or the Servicer:

                  Student Loan Finance Corporation
                  105 First Avenue Southwest
                  Aberdeen, South Dakota 57401

          If intended for the Seller:

                  Student Loan Finance Corporation
                  105 First Avenue Southwest
                  Aberdeen, South Dakota 57401

          If intended for the Trustee:

                  U.S. Bank National Association
                  Post Office Box 1308
                  141 North Main Avenue
                  Sioux Falls, South Dakota 57117-1308]

     Either party, the Servicer or the Trustee may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

          I. This Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

          J. Time is of the essence in this Agreement.

          K. This Agreement shall not be assignable by the Seller, in whole or in part, without the prior written consent of the Corporation and the Trustee.

          L. No remedy by the terms of this Agreement conferred upon or reserved to the Trustee or the Corporation is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or by statute on or after the date of this Agreement.

          M. This Agreement has been made and entered into not only for the benefit of the Seller and the Corporation but also for the benefit of the Trustee and all holders of Obligations issued for the purpose of financing Eligible Loans and any other assignee of loans purchased hereunder (including any trustee for holders of bonds, notes or other evidences of indebtedness issued by the Corporation to refinance such loans), and its provisions may be enforced not only by the parties to this Agreement but also by the Trustee or such other assignee.

     14. Non-Petition Covenant.

     The Seller, by entering into this Agreement, covenants and agrees that it shall not at any time petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Corporation under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Corporation or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Corporation, in connection with any obligation relating to this Agreement.

     IN WITNESS WHEREOF, The parties have hereunto set their hands and seals as of the day and year first above written.

EDUCATION LOANS INCORPORATED              STUDENT LOAN FINANCE CORPORATION

By______________________________          By_________________________________


         Title:_________________                    Title:___________________

                                          ATTEST:

                                          ___________________________________

                                                    Title:___________________

                                  Exhibit "A" to Student Loan Purchase Agreement



                          SELLER'S CLOSING CERTIFICATE

     Student Loan Finance Corporation (the "Seller") does hereby certify that all representations, warranties and statements by or on behalf of the undersigned contained in a certain Student Loan Purchase Agreement by and
between the Seller and Education Loans Incorporated, dated as of [    ,   ] (the
"Agreement"), are true and correct on and as of the date hereof, without exception or qualification whatsoever;

     FURTHERMORE, the Seller does hereby certify that the following documents, where applicable to each Eligible Loan Financed under the Agreement, have heretofore been furnished to the Corporation pursuant to paragraph 5.D. of the
Agreement:

     Promissory note(s)
     Evidence of disbursement
     Disclosure statement
     Any other documentation held by the Seller relating to the history of such Eligible Loan
     Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto

     FURTHERMORE, the Seller does hereby certify that it has in its possession evidence of loan disbursement for each Eligible Loan, and does hereby warrant that it will maintain such evidence throughout the term of each such Eligible Loan and will provide a copy thereof to the Servicer and the Trustee upon request.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by its officers thereunto duly authorized this ______________, day of _____________________________, ______.


                                         STUDENT LOAN FINANCE CORPORATION

                                         By__________________________________

                                              Title:_________________________
ATTEST:

________________________

Title:__________________

                                  Exhibit "B" to Student Loan Purchase Agreement

                                   ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to U.S. Bank National Association, Minneapolis, Minnesota as trustee (the "Trustee") under the Indenture, dated as of [ , ], by and between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of [ , ], between Education Loans Incorporated and Student Loan Finance Corporation.


_______________________________           _________________________________
   Title and Signature of                        Name of Transferor
      Trustee Officer


_______________________________           _________________________________
   Title and Signature of                       Title and Signature of
    Corporation Officer                           Transferor Officer

Dated:_____________________________, ______"



                                     NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between Education Loans Incorporated, and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3)."






                                   ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to _____________________________________________________________________________,
as trustee (the "Trustee") under the _______________, dated as of_________________, by and between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of [ , ], between Education Loans Incorporated and Student Loan Finance Corporation.





_______________________________           _________________________________
   Title and Signature of                         Name of Transferor
     Trustee Officer


_______________________________           _________________________________
   Title and Signature of                        Title and Signature of
     Corporation Officer                           Transferor Officer

Dated:_____________________________, ______"



                                     NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between Education Loans Incorporated and _____________________________________________________________________, as
Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3)."

                                  Exhibit "C" to Student Loan Purchase Agreement

Representations, warranties, covenants and agreements of Seller:

     A. Any information furnished by the Seller to the Corporation or its agents (including the Servicer) with respect to any Eligible Loan to be Financed is true, complete and correct.

     B. The amount of the unpaid principal balance of each Eligible Loan to be Financed is due and owing, and no counterclaim, offset, defense or right of rescission exists with respect to any Eligible Loan to be Financed which could be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained, by the borrower against the Trustee as assignee of such Eligible Loan. The Seller shall take all reasonable actions to assure that no maker of an Eligible Loan has or may acquire a defense to the payment thereof.

     C. Each Eligible Loan to be Financed has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser or co-maker) thereof, enforceable in accordance with its terms.

     D. Each Eligible Loan to be Financed complies in all respects with the requirements of the GOAL Loan Program and this Agreement and is an Eligible Loan as that term is defined in this Agreement. If a promissory note relating to an Eligible Loan to be Financed covers more than one loan, all loans covered thereby are to be Financed and constitute an Eligible Loan.

     E. No payment of principal or of interest with respect to any Eligible Loan sold hereunder shall be delinquent by more than 37 days on the Loan Purchase Date unless waived by the Corporation pursuant to Section 7.D of this Agreement.

     F. The Seller is the sole owner and holder of each Eligible Loan to be Financed and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, and no Eligible Loan to be Financed has been pledged or assigned for any purpose.

     G. Each Eligible Loan to be Financed was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

     H. The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions hereof do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the Articles or Bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound, or constitute a default thereunder; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under this Agreement; this Agreement constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms; and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

     I. The Seller is duly organized, validly existing and in good standing under the laws of the State and has the power and authority to own its assets and carry on its business as now being conducted.

     J. The Seller and each independent servicer has exercised and shall continue to exercise due diligence and reasonable care in making, administering, servicing and collecting the Eligible Loans to be Financed and the Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit C. The Seller shall be solely responsible for the payment of the costs and expenses incident to origination of the Eligible Loans, without any right of reimbursement therefor from the Corporation.

     K. In determining the need of the Eligible Borrowers for Eligible Loans, no Eligible Loan may be made in an amount greater than the difference between the cost of education for the relevant period and the other aid awarded for such period, and the maximum amount of loans to any Eligible Borrower made pursuant to the GOAL Loan Program shall not exceed the limits stated therein.

     L. Each Eligible Loan shall be subject to the credit requirements of the GOAL Loan Program.

     M. At the time the Seller makes, or causes to be made, an Eligible Loan to an Eligible Borrower, the Seller shall provide thorough and accurate loan information to the Eligible Borrower.

                                  Exhibit "D" to Student Loan Purchase Agreement

     The assignment of the within promissory note and related documents to____________________________________, as trustee (the"Trustee") under the
_______________________________________________________, dated as of
__________________, between Education Loans Incorporated and the Trustee (but for the account and on behalf of Education Loans Incorporated), affixed pursuant
to a Student Loan Purchase Agreement dated as of [    ,    ], did not become
effective there under and no rights in the same have been conveyed thereby.

Dated:____________________________


                                  ___________________________________________
                                    Title and Signature of Trustee Officer

                                  Exhibit "E" to Student Loan Purchase Agreement


                     (Opinion dated as of Date of Agreement)

Education Loans Incorporated
Student Loan Finance Corporation
105 First Avenue Southwest
Aberdeen, South Dakota 57401

           Re:      Student Loan Purchase Agreement
                    Dated as of [          ,        ]


Gentlemen:

     Pursuant to the above mentioned Student Loan Purchase Agreement (the "Agreement") between Education Loans Incorporated and Student Loan Finance Corporation (the "Seller"), we have reviewed the Agreement and made such examinations and further investigations as we deemed necessary as a basis for the opinions expressed herein. All capitalized terms used in this opinion and not otherwise defined shall have the same meanings as in the Agreement. Pursuant to Paragraph 5 of the Agreement, you have requested our opinion on a number of matters. Opinions hereinafter expressed are qualified to the extent the validity or enforceability of any provisions in the Agreement or the Eligible Loans or of any rights granted to you pursuant to any of these instruments, may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditor generally or by general principles of equity.

     Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that:

     (i) The Seller is duly organized and existing and in good standing under the laws of the jurisdiction of its organization.

     (ii) The Agreement has been duly authorized, executed and delivered by the Seller, is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of the Seller.

     (iii) The Seller has all requisite power and authorization under the laws of the jurisdiction of its organization, to sell, assign and transfer the promissory notes evidencing the Eligible Loans to the Trustee on behalf of the Corporation, and to enter into and carry out its obligations under the Agreement;

     (iv) No authorization or approval of any governmental authority is required for the execution and delivery of the Agreement, or the sale, transfer and assignment of the Eligible Loans; and

     (v) The officers of the Seller are authorized to execute the endorsement required by the Agreement, transferring the Eligible Loans to be Financed.

                                          Very truly yours


                                          (Seller's Counsel)

                                                                 EXHIBIT 10.2(c)

                        STUDENT LOAN FINANCE CORPORATION
                                GOAL LOAN PROGRAM
                         STUDENT LOAN PURCHASE AGREEMENT



     This Agreement made and entered into as of this first day of May, 1999, by and between GOAL FUNDING, INC. (hereinafter referred to as the "Corporation"), and STUDENT LOAN FINANCE CORPORATION a corporation organized and existing under the laws of the State of South Dakota and having the principal office at 105 First Avenue Southwest in the City of Aberdeen, State of South Dakota (hereinafter referred to as the "Seller").

                                   WITNESSETH:


     WHEREAS, pursuant to the GOAL Loan Program of the Seller, the Corporation desires to cause the purchase from the Seller of certain loans made pursuant to such program and the Seller desires to cause the origination of such loans and to sell such loans to the Corporation's Trustee (as hereinafter defined);

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

     1. Definitions.

     In this Agreement, the following terms shall have the following respective meanings unless the context clearly requires otherwise:

     "Eligible Borrower" shall mean a borrower who is eligible under the GOAL Loan Program to be the obligor of a loan for financing a program of post-secondary education for a student eligible under such program.

     "Eligible Loan" shall mean a loan to an Eligible Borrower for post-secondary education made in accordance with the requirements of the GOAL Loan Program..

     "Financed", in the case of Eligible Loans, shall mean those Eligible Loans acquired by the Trustee on behalf of the Corporation from the Seller pursuant to this Agreement with moneys derived from any of the funds or accounts established by the Indenture, inclusive of the promissory notes evidencing such Eligible Loans and the related documentation in connection with each thereof.

     "GOAL Loan Program" shall mean the programs established by the Seller for the origination of loans to finance costs of post-secondary education in excess of those costs financed from loans made under the Higher Education Act.

     "Higher Education Act" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder.

     "Indenture" shall mean the Indenture, dated as of May 1, 1999, between the Corporation and the Trustee.

     "Loan Purchase Date" has the meaning assigned thereto in Section 2.C. of this Agreement.

     "Obligations" shall mean all notes, bonds or other obligations of the Corporation (including those issued pursuant to the Indenture) incurred to finance or refinance the purchase of Eligible Loans or for other purposes authorized by the indenture under which such obligations were issued.

     "Origination Fee", with respect to an Eligible Loan, shall mean the origination fee payable in connection with the origination of such Eligible Loan in accordance with the GOAL Loan Program.

     "Servicer" shall mean the Seller, as servicer of the Eligible Loans to be purchased pursuant to this Agreement, and any successor thereto in such capacity as designated in writing by the Corporation.

     "State" shall mean the State of South Dakota.

     "Trustee" means U.S. Bank National Association, Minneapolis, Minnesota, in its capacity as trustee under the Indenture, or any successor thereto in such capacity or any assignee thereof.

     The term "Agreement" shall include Exhibits "A" through "E" attached hereto.

     2. Commitment and Purchase.

          A. Subject to the terms and conditions and in reliance on the representations, warranties and agreements set forth in this Agreement, the Seller agrees to sell to the Trustee on behalf of the Corporation, and the Corporation agrees to cause the Trustee to buy from the Seller, Eligible Loans the Seller may choose to sell from time to time. The Eligible Loans sold to the Trustee on behalf of the Corporation pursuant to this Agreement shall be Eligible Loans made pursuant to the GOAL Loan Program.

          B. Upon the purchase of each Eligible Loan pursuant to this Agreement, the Seller shall pay to the Trustee on behalf of the Corporation an amount equal to the Origination Fee applicable to such Eligible Loan.

          C. The delivery of, and payment for, the Eligible Loans shall take place at the Servicer's offices on a date or dates not later than 60 months after the date of this Agreement, to be specified by the Servicer by not less than fifteen days' prior written notice (the "Loan Purchase Date").

          D. The Corporation agrees to cause the Trustee to purchase the Eligible Loans at a price equal to 100% of the outstanding unpaid principal amount thereof on the Loan Purchase Date, plus accrued borrower interest. Following any Loan Purchase Date, the parties agree to adjust the purchase price based on the actual payments required to be made, to the extent the amount of such payments was not known as of the Loan Purchase Date.

          E. Transfer of the Eligible Loans shall be by the means specified in this Agreement.

          F. Each Financed Eligible Loan shall have physically stamped thereon a notice in the form set forth in Exhibit "B".

     3. Representations, Warranties, Covenants and Agreements of the Seller. The Seller hereby makes, and shall be deemed to again make as of each Loan Purchase Date, each representation, warranty, covenant and agreement set forth in Exhibit "C".

     4. Survival of Representations and Warranties. Each representation, warranty, certification and agreement contained in this Agreement shall survive the Loan Purchase Date.

     5. Conditions of Purchase.

     The Corporation's obligation to cause the Trustee to purchase and pay for the Eligible Loans to be Financed hereunder shall be subject to the following conditions precedent:

          A. All representations, warranties and statements by or on behalf of the Seller contained in this Agreement shall be true on the Loan Purchase Date.

          B. Receipt by the Trustee of all related Origination Fees.

          C. The entire interest of the Seller in each Eligible Loan to be Financed shall have been duly assigned by endorsement in the form set forth in Exhibit "B", such endorsement to be without recourse except as provided in paragraph 8.

          D. Physical custody and possession of (i) the promissory notes evidencing the Financed Eligible Loans shall be transferred to the Trustee, and (ii) all other information and documentation relating to the Financed Eligible Loans (including the documentation described in Exhibit "A") shall be transferred in the manner directed by the Servicer.

          E. The Corporation shall receive an opinion of Seller's counsel, dated as of the date of this Agreement, in substantially the form set forth in Exhibit "E". The Servicer shall receive a Seller's Closing Certificate, substantially in the form of Exhibit "A", when requested by the Corporation.

          F. If the promissory note evidences more than one loan, all loans covered thereby must be assigned hereunder and must qualify as Eligible Loans.

     6. Purchase Conditional.

     The Corporation's obligation to cause the Trustee to purchase Eligible Loans pursuant to this Agreement is subject to availability of funds therefor under the Indenture.

     7. Rejection of Loans.

          A. If (i) the Seller is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Agreement as to a loan, or (ii) if the Seller is unable to fulfill one or more covenants or conditions of this Agreement as to a loan, or (iii) if the Servicer (if other than the Seller) in its reasonable judgment deems that a loan does not comply with the terms and conditions of this Agreement or is not being delivered in compliance with such terms and conditions, then the Corporation may, in its sole discretion, refuse to accept and cause the Trustee to pay for such loan (or any substitute loan offered by the Seller in lieu thereof).

          B. If a loan is rejected, any such loan shall be returned to the Seller by registered mail (for repurchase pursuant to paragraph 8 if theretofore purchased by the Trustee on behalf of the Corporation) together with a letter identifying each returned loan and stating the basis for its return. Any such loan returned to the Seller which has been endorsed to the Trustee shall be endorsed by the Trustee to the Seller in the form set forth in Exhibit "D". The liability of the Corporation, the Servicer and the Trustee in connection with the loss of or damage to any loans to be returned to the Seller hereunder shall be limited to such loss or damage occurring as a result of their negligence or willful misconduct in handling or safekeeping such loans.

          C. If a loan is rejected, the Seller may substitute a different Eligible Loan for the rejected loan, provided, however, that the terms and conditions of such Eligible Loan are acceptable to the Servicer.

          D. If at the Loan Purchase Date any Eligible Loan to be Financed is more than 37 days delinquent with respect to any payment of principal or interest, the Corporation may elect to cause the Trustee to purchase such Eligible Loan and allow the Seller 15 days from the Loan Purchase Date within which to cause such delinquency to be cured. If the delinquency cannot be so cured, such Financed Eligible Loan shall be subject to repurchase pursuant to Paragraph 8.

     8. Repurchase Obligation.

     If:

          (i) any representation or warranty made or furnished by the Seller in or pursuant to this Agreement shall prove to have been materially incorrect;

          (ii) on account of any circumstances or event that occurred prior to the sale of a loan to the Trustee on behalf of the Corporation pursuant to this Agreement, a defense is asserted by a maker (or endorser, if any) of such loan with respect to his obligation to pay all or any part of such loan and the Corporation in good faith believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such loan; or

          (iii) a Financed Eligible Loan is required to be repurchased pursuant to paragraph 7.B or 7.D,;

then the Seller shall repurchase such loan upon the Servicer's or Trustee's request by paying to the Trustee, for the account of the Corporation, the then outstanding principal balance of such loan (or such greater amount as may be necessary to make the Corporation and the Trustee whole in light of the purchase price originally paid by the Trustee for such loan), plus interest accrued and unpaid with respect to such loan from the Loan Purchase Date to and including the date of repurchase, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Corporation, the Servicer and the Trustee in connection with such loan. Upon receipt of such amounts, the Corporation shall cause the Trustee to transfer to the Seller the amount of the related Origination Fee.

     9. Notification to Borrowers.

     The Seller and the Corporation agree that the Servicer and the Seller shall either jointly or separately notify each borrower under the Financed Eligible Loans of the assignment and transfer to the Trustee (but for the account and on behalf of the Corporation) of the Seller's interest in such Financed Eligible Loans and direct each borrower to make all payments thereon directly to the Servicer until otherwise notified by the Trustee.

     10. Obligations to Forward Payments and Communications.

          A. The Seller shall promptly remit, or cause to be remitted, to the Trustee as the Servicer may direct, all funds received by the Seller after the Loan Purchase Date which constitute payments of principal, or interest accrued after the Loan Purchase Date, with respect to any Financed Eligible Loan.

          B. The Seller shall immediately transmit to the Servicer any communication received by the Seller after the Loan Purchase Date with respect to a Financed Eligible Loan or the borrower under such a Financed Eligible Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudications of bankruptcy and similar documents, and forms requesting deferment of repayment or loan cancellations.

     11. Payment of Expenses and Taxes.

     Except as specifically provided herein, each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel, provided, however, that the Seller shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the Eligible Loans to be Financed.

     12. lndemnification.

     The Seller specifically acknowledges that the Corporation will be making representations and warranties regarding the Eligible Loans to be Financed as part of the proposed offering of Obligations of the Corporation (including without limitation Obligations to be issued under the Indenture) based in part on the accuracy of the Seller's representations and warranties in this Agreement. The Seller agrees to indemnify and save the Trustee and the Corporation harmless of, from and against any and all loss, cost, damage or expense, including reasonable attorneys' fees, incurred by reason of any breach of the Seller's warranties or representations hereunder or any false or misleading representations of the Seller or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Seller in connection herewith.

     13. Other Provisions.

          A. The Seller shall furnish to the Servicer such additional information concerning the Seller's Eligible Loan portfolio as the Servicer may reasonably request.

          B. The Seller shall, at its expense, execute all other documents and take all other steps as may be requested by the Servicer or the Trustee from time to time to effect the sale hereunder of the Eligible Loans to be purchased by the Trustee on behalf of the Corporation.

          C. The provisions of this Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto and the Trustee. Inaction or failure to demand strict performance shall not be deemed a waiver.

          D. This Agreement shall be governed by the laws of the State.

          E. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

          F. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          G. If any provision of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

          H. All notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Trustee or the Servicer, shall be in writing and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

          If intended for the Corporation or the Servicer:

                 Student Loan Finance Corporation
                 105 First Avenue Southwest
                 Aberdeen, South Dakota 57401

          If intended for the Seller:

                 Student Loan Finance Corporation
                 105 First Avenue Southwest
                 Aberdeen, South Dakota 57401

          If intended for the Trustee:

                 U.S. Bank National Association
                 Post Office Box 1308
                 141 North Main Avenue
                 Sioux Falls, South Dakota 57117-1308]

     Either party, the Servicer or the Trustee may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

          I. This Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

          J. Time is of the essence in this Agreement.

          K. This Agreement shall not be assignable by the Seller, in whole or in part, without the prior written consent of the Corporation and the Trustee.

          L. No remedy by the terms of this Agreement conferred upon or reserved to the Trustee or the Corporation is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or by statute on or after the date of this Agreement.

          M. This Agreement has been made and entered into not only for the benefit of the Seller and the Corporation but also for the benefit of the Trustee and all holders of Obligations issued for the purpose of financing Eligible Loans and any other assignee of loans purchased hereunder (including any trustee for holders of bonds, notes or other evidences of indebtedness issued by the Corporation to refinance such loans), and its provisions may be enforced not only by the parties to this Agreement but also by the Trustee or such other assignee.

     14. Non-Petition Covenant.

     The Seller, by entering into this Agreement, covenants and agrees that it shall not at any time petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Corporation under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Corporation or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Corporation, in connection with any obligation relating to this Agreement.

     IN WITNESS WHEREOF, The parties have hereunto set their hands and seals as of the day and year first above written.

GOAL FUNDING, INC.                         STUDENT LOAN FINANCE CORPORATION

By__________________________               By_______________________________


     Title:_________________                      Title:____________________

                                           ATTEST:

                                           _________________________________

                                                  Title:____________________

                                  Exhibit "A" to Student Loan Purchase Agreement



                          SELLER'S CLOSING CERTIFICATE

     Student Loan Finance Corporation (the "Seller") does hereby certify that all representations, warranties and statements by or on behalf of the undersigned contained in a certain Student Loan Purchase Agreement by and between the Seller and GOAL Funding, Inc. dated as of May 1, 1999 (the "Agreement"), are true and correct on and as of the date hereof, without exception or qualification whatsoever;

     FURTHERMORE, the Seller does hereby certify that the following documents, where applicable to each Eligible Loan Financed under the Agreement, have heretofore been furnished to the Corporation pursuant to paragraph 5.D. of the
Agreement:

         Promissory note(s)
         Evidence of disbursement
         Disclosure statement
         Any other documentation held by the Seller relating to the history of such Eligible Loan
         Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto

     FURTHERMORE, the Seller does hereby certify that it has in its possession evidence of loan disbursement for each Eligible Loan, and does hereby warrant that it will maintain such evidence throughout the term of each such Eligible Loan and will provide a copy thereof to the Servicer and the Trustee upon request.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by its officers thereunto duly authorized this ______________, day of _____________________________, ______.


                                         STUDENT LOAN FINANCE CORPORATION

                                         By__________________________________

                                                Title:_______________________
ATTEST:

____________________________

Title:______________________

                                  Exhibit "B" to Student Loan Purchase Agreement

                                   ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to U.S. Bank National Association, Minneapolis, Minnesota as trustee (the "Trustee") under the Indenture, dated as of May 1, 1999, by and between GOAL Funding, Inc. and the Trustee (but for the account and on behalf of GOAL Funding, Inc.), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of May 1, 1999, between GOAL Funding, Inc. and Student Loan Finance Corporation.


____________________________________          _________________________________
     Title and Signature of                           Name of Transferor
        Trustee Officer


____________________________________          _________________________________
     Title and Signature of                         Title and Signature of
      Corporation Officer                             Transferor Officer

Dated:_____________________________, ______"



                                     NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between GOAL Funding, Inc., and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3)."






                                   ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to __________________________________________________________________________,
as trustee (the "Trustee") under the _______________, dated as of_________________, by and between GOAL Funding, Inc. and the Trustee (but for the account and on behalf of GOAL Funding, Inc.), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of May 1, 1999, between GOAL Funding, Inc. and Student Loan Finance Corporation.





____________________________________          _________________________________
     Title and Signature of                           Name of Transferor
       Trustee Officer



____________________________________          _________________________________
     Title and Signature of                          Title and Signature of
      Corporation Officer                              Transferor Officer

Dated:_____________________________, ______"



                                     NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement between GOAL Funding, Inc. and ___________________________________________________________________, as
Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3)."

                                  Exhibit "C" to Student Loan Purchase Agreement

Representations, warranties, covenants and agreements of Seller:

     A. Any information furnished by the Seller to the Corporation or its agents (including the Servicer) with respect to any Eligible Loan to be Financed is true, complete and correct.

     B. The amount of the unpaid principal balance of each Eligible Loan to be Financed is due and owing, and no counterclaim, offset, defense or right of rescission exists with respect to any Eligible Loan to be Financed which could be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained, by the borrower against the Trustee as assignee of such Eligible Loan. The Seller shall take all reasonable actions to assure that no maker of an Eligible Loan has or may acquire a defense to the payment thereof.

     C. Each Eligible Loan to be Financed has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser or co-maker) thereof, enforceable in accordance with its terms.

     D. Each Eligible Loan to be Financed complies in all respects with the requirements of the GOAL Loan Program and this Agreement and is an Eligible Loan as that term is defined in this Agreement. If a promissory note relating to an Eligible Loan to be Financed covers more than one loan, all loans covered thereby are to be Financed and constitute an Eligible Loan.

     E. No payment of principal or of interest with respect to any Eligible Loan sold hereunder shall be delinquent by more than 37 days on the Loan Purchase Date unless waived by the Corporation pursuant to Section 7.D of this Agreement.

     F. The Seller is the sole owner and holder of each Eligible Loan to be Financed and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, and no Eligible Loan to be Financed has been pledged or assigned for any purpose.

     G. Each Eligible Loan to be Financed was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

     H. The Seller has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions hereof do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the Articles or Bylaws of the Seller or any agreement or instrument to which the Seller is a party or by which it is bound, or constitute a default thereunder; the Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Seller to perform its obligations under this Agreement; this Agreement constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms; and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

     I. The Seller is duly organized, validly existing and in good standing under the laws of the State and has the power and authority to own its assets and carry on its business as now being conducted.

     J. The Seller and each independent servicer has exercised and shall continue to exercise due diligence and reasonable care in making, administering, servicing and collecting the Eligible Loans to be Financed and the Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit C. The Seller shall be solely responsible for the payment of the costs and expenses incident to origination of the Eligible Loans, without any right of reimbursement therefor from the Corporation.

     K. In determining the need of the Eligible Borrowers for Eligible Loans, no Eligible Loan may be made in an amount greater than the difference between the cost of education for the relevant period and the other aid awarded for such period, and the maximum amount of loans to any Eligible Borrower made pursuant to the GOAL Loan Program shall not exceed the limits stated therein.

     L. Each Eligible Loan shall be subject to the credit requirements of the GOAL Loan Program.

     M. At the time the Seller makes, or causes to be made, an Eligible Loan to an Eligible Borrower, the Seller shall provide thorough and accurate loan information to the Eligible Borrower.

                                  Exhibit "D" to Student Loan Purchase Agreement

     The assignment of the within promissory note and related documents to____________________________________, as trustee (the"Trustee") under the
_______________________________________________________, dated as of
__________________, between GOAL Funding, Inc. and the Trustee (but for the account and on behalf of GOAL Funding, Inc.), affixed pursuant to a Student Loan Purchase Agreement dated as of May 1, 1999, did not become effective there under and no rights in the same have been conveyed thereby.

Dated:____________________________

                                          ______________________________________
                                          Title and Signature of Trustee Officer

                                  Exhibit "E" to Student Loan Purchase Agreement



                     (Opinion dated as of Date of Agreement)

GOAL Funding, Inc.
Student Loan Finance Corporation
105 First Avenue Southwest
Aberdeen, South Dakota 57401

           Re:      Student Loan Purchase Agreement
                    Dated as of May 1, 1999


Gentlemen:

     Pursuant to the above mentioned Student Loan Purchase Agreement (the "Agreement") between GOAL Funding, Inc. and Student Loan Finance Corporation (the "Seller"), we have reviewed the Agreement and made such examinations and further investigations as we deemed necessary as a basis for the opinions expressed herein. All capitalized terms used in this opinion and not otherwise defined shall have the same meanings as in the Agreement. Pursuant to Paragraph 5 of the Agreement, you have requested our opinion on a number of matters. Opinions hereinafter expressed are qualified to the extent the validity or enforceability of any provisions in the Agreement or the Eligible Loans or of any rights granted to you pursuant to any of these instruments, may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditor generally or by general principles of equity.

     Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that:

     (i) The Seller is duly organized and existing and in good standing under the laws of the jurisdiction of its organization.

     (ii) The Agreement has been duly authorized, executed and delivered by the Seller, is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of the Seller.

     (iii) The Seller has all requisite power and authorization under the laws of the jurisdiction of its organization, to sell, assign and transfer the promissory notes evidencing the Eligible Loans to the Trustee on behalf of the Corporation, and to enter into and carry out its obligations under the Agreement;

     (iv) No authorization or approval of any governmental authority is required for the execution and delivery of the Agreement, or the sale, transfer and assignment of the Eligible Loans; and

     (v) The officers of the Seller are authorized to execute the endorsement required by the Agreement, transferring the Eligible Loans to be Financed.

                                               Very truly yours


                                               (Seller's Counsel)

                                                                 EXHIBIT 10.2(d)

                        STUDENT LOAN FINANCE CORPORATION
                          STUDENT LOAN PURCHASE PROGRAM
                         STUDENT LOAN PURCHASE AGREEMENT



     This Agreement made and entered into as of this ____ day of ________, ____, by and between GOAL FUNDING, INC. (hereinafter referred to as the "Corporation"), and ________________________________________________________ a
____________________________________ organized and existing under the laws of
______________________________________________________and having the principal office at _________________________________ in the ___________ of
______________________________________________ County of
________________________________, State of ________________________ (hereinafter referred to as the "Lender").



                                   WITNESSETH:


     WHEREAS, pursuant to the Student Loan Purchase Program of Student Loan Finance Corporation ("SLFC") the Corporation desires to cause the purchase from the Lender of certain loans made pursuant to the Higher Education Act and the Lender desires to originate such loans and to sell such loans to the Corporation's Trustee (as hereinafter defined);


     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

     1. Definitions.

     In this Agreement, the following terms shall have the following respective meanings unless the context clearly requires otherwise:

     "Eligible Loan" shall mean a Student Loan to an Eligible Borrower which:
(1) is an "eligible loan" as defined in Section 438 of the Higher Education Act for purposes of receiving Special Allowance Payments; (2) is either Insured or Guaranteed; and (3) bears interest at a rate per annum not less than or in excess of the applicable rate of interest provided by the Higher Education Act except as otherwise approved in writing by the Corporation with respect to a lower rate.

     "Indenture" shall mean the Indenture, dated as of May 1, 1999, among the Corporation, Kitty Hawk Funding Corporation, certain financial institutions identified therein, NationsBank, N.A., AMBAC Assurance Corporation and U.S. Bank National Association, Minneapolis, Minnesota, or if the rights of U.S. Bank National Association, Minneapolis, Minnesota, hereunder are assigned to a subsequent Trustee, the Indenture under which such subsequent Trustee exercises its authority.

     "Servicer" shall mean SLFC, as servicer under the Servicing and Administration Agreement dated as of May 1, 1999, among the Corporation, the Trustee and SLFC, and any successor thereto in such capacity as designated in writing by the Corporation.

     "Trustee" means any trustee under an Indenture pursuant to which Obligations are issued by the Corporation, the proceeds of which are used to purchase loans hereunder, including U.S. Bank National Association, Minneapolis, Minnesota, or any successor or assignee of such entity.

     All capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning set forth in Exhibit "A" hereto. The term "Agreement" shall include Exhibits "A" through "G" attached hereto.

     2. Commitment and Purchase.

          A. Subject to the terms and conditions and in reliance on the representations, warranties and agreements set forth in this Agreement, the Lender agrees to sell to the Trustee on behalf of the Corporation, and the Corporation agrees to cause the Trustee to buy from the Lender, Eligible Loans the Lender may choose to sell from time to time. The Eligible Loans sold to the Trustee on behalf of the Corporation pursuant to this Agreement shall be Eligible Loans made pursuant to the Higher Education Act, unless the Servicer on behalf of the Corporation agrees to accept other Eligible Loans hereunder.

          B. Anything herein to the contrary notwithstanding, the Trustee on behalf of the Corporation is not obligated to purchase and the Corporation is not obligated to cause the purchase of Eligible Loans from the Lender unless the gross rate of return on such Eligible Loans to the Trustee on behalf of the Corporation or any subsequent holder would be at least equal to the gross rate of return on loans Guaranteed under the Higher Education Act, as currently in effect on date of execution and delivery of this agreement, except as otherwise approved in writing by the Corporation with respect to a lower rate.

          C. The delivery of, and payment for, the Eligible Loans shall take place at the Servicer's offices on a date or dates not later than sixty months after the date of this Agreement, to be specified by the Servicer by not less than fifteen days' (or such lesser number of days as shall be acceptable to the Corporation, the Lender and the Servicer) prior written notice (the "Loan Purchase Date").

          D. The Corporation agrees to cause the Trustee to purchase the Eligible Loans at a price equal to 100% of the outstanding unpaid principal amount thereof on the Loan Purchase Date, plus accrued borrower interest; provided, however, that such purchase price shall be reduced by the amount of any accrued rebate or other obligations to the Secretary of Education or the borrower under the Higher

     Education Act with respect to such Eligible Loans which are not otherwise provided for in this Paragraph 2.D. Following any Loan Purchase Date, the parties agree to adjust the purchase price based on the actual payments required to be made, to the extent the amount of such payments was not known as of the Loan Purchase Date. The Lender shall be responsible for reporting to the Department of Education and offsetting against interest subsidy payments and Special Allowance Payments made to the Lender by the Secretary of Education or otherwise paying to the Secretary of Education the entire amount of (1) any lender origination fee which is required under the Higher Education Act, (2) any borrower origination fees authorized to be charged by the Higher Education Act, and (3) any other amounts due the Secretary of Education which are offset against interest subsidy and special allowance payments pursuant to the Higher Education Act.

          E. Transfer of the Eligible Loans shall be by the means specified in this Agreement.

          F. Each Financed Eligible Loan shall have physically stamped thereon a notice in the form set forth in Exhibit "C".

     3. Representations, Warranties, Covenants and Agreements of the Lender. The Lender hereby makes, and shall be deemed to again make as of each Loan Purchase Date, each representation, warranty, covenant and agreement set forth in Exhibit "D".

     4. Survival of Representations and Warranties. Each representation, warranty, certification and agreement contained in this Agreement shall survive each Loan Purchase Date.

     5. Conditions of Purchase.

     The Corporation's obligation to cause the Trustee to purchase and pay for the Eligible Loans to be Financed hereunder shall be subject to the following conditions precedent:

          A. All representations, warranties and statements by or on behalf of the Lender contained in this Agreement shall be true on the Loan Purchase Date.

          B. Any notification to or approval by the Secretary of Education or a Guarantor required by the Higher Education Act or a Guarantee Agreement as a condition to the assignment of the Eligible Loans to be Financed shall have been made or received and evidence thereof delivered to both the Servicer and the Trustee.

          C. The entire interest of the Lender in each Eligible Loan to be Financed shall have been duly assigned by endorsement in the form set forth in Exhibit "C", such endorsement to be without recourse except as provided in paragraph 8.

          D. Physical custody and possession of the Financed Eligible Loans (including all information and documentation which is described in Exhibit "B") shall be transferred in the manner directed by the Servicer.

          E. The Servicer shall receive an opinion of Lender's counsel, dated as of the date of this Agreement in substantially the form set forth in Exhibit "G". The Servicer shall receive a Lender's Closing Certificate, substantially in the form of Exhibit "B", when requested by the Corporation.

          F. If the promissory note relating to an Eligible Loan to be Financed hereunder evidences more than one loan, all loans covered thereby must be assigned hereunder and must qualify as Eligible Loans.

     6. Purchase Conditional.

     The Corporation's obligation to cause the Trustee to purchase Eligible Loans pursuant to this Agreement is subject to availability of funds therefor under the Indenture.

     7. Rejection of Loans.

          A. If (i) the Lender is unable to make or furnish the representations and warranties required to be made or furnished by it pursuant to this Agreement as to a loan, or (ii) if the Lender is unable to fulfill one or more covenants or conditions of this Agreement as to a loan, or (iii) if the Servicer in its reasonable judgment deems that a loan does not comply with the terms and conditions of this Agreement or is not being delivered in compliance with such terms and conditions, or (iv) the Servicer in its reasonable judgment deems that a loan in repayment is for any reason unacceptable to it, then the Servicer may, in its sole discretion, refuse to accept and cause the Trustee to pay for such loan (or any substitute loan offered by the Lender in lieu thereof).

          B. If the Servicer rejects a loan, any such loan shall be returned to the Lender by registered mail (for repurchase pursuant to paragraph 8 if theretofore purchased by the Trustee on behalf of the Corporation) together with a letter identifying each returned loan and stating the basis for its return. Any such loan returned to the Lender which has been endorsed to the Trustee shall be endorsed by the Trustee to the Lender in the form set forth in Exhibit "E".

     The liability of the Corporation, the Servicer and the Trustee in connection with the loss of or damage to any loans to be returned to the Lender hereunder shall be limited to such loss or damage occurring as a result of their negligence or willful misconduct in handling or safekeeping such loans.

          C. If the Servicer rejects a loan, the Lender may substitute a different Eligible Loan for the rejected loan, provided, however, that the terms and conditions of such Eligible Loan are acceptable to the Servicer.

          D. If at the Loan Purchase Date any Eligible Loan to be Financed is more than 37 days delinquent with respect to any payment of principal or interest, the Servicer may elect to cause the Trustee to purchase such Eligible Loan and allow the Lender 15 days from the Loan Purchase Date within which to cause such delinquency to be cured. If the delinquency cannot be so cured, such Financed Eligible Loan shall be subject to repurchase pursuant to Paragraph 8.

     8. Repurchase Obligation.

     If:

          (i) any representation or warranty made or furnished by the Lender in or pursuant to this Agreement shall prove to have been materially incorrect;

          (ii) the Secretary of Education or a Guarantor, as the case may be, refuses to honor all or part of a claim filed with respect to a loan sold to the Trustee on behalf of the Corporation pursuant to this Agreement (including any claim for Special Allowance Payments, interest subsidy payments, reinsurance and guarantee payments) on account of any circumstances or event that occurred prior to the sale of such loan to the Trustee on behalf of the Corporation;

          (iii) on account of any circumstances or event that occurred prior to the sale of a loan to the Trustee on behalf of the Corporation pursuant to this Agreement, a defense is asserted by a maker (or endorser, if any) of such loan with respect to his obligation to pay all or any part of such loan and the Servicer in good faith believes that the facts reported, if true, raise a reasonable doubt as to the legal enforceability of such loan; or

          (iv) a Financed Student Loan is required to be repurchased pursuant to paragraph 7.B or 7.D,;

then the Lender shall repurchase such loan upon the Servicer's or Trustee's request by paying to the Trustee, for the account of the Corporation, the then outstanding principal balance of such loan (or such greater amount as may be necessary to make the Corporation and the Trustee whole in light of the purchase price originally paid by the Trustee for such loan), plus interest and Special Allowance Payments accrued and unpaid with respect to such loan from the Loan Purchase Date to and including the date of repurchase, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Corporation, the Servicer and the Trustee in connection with such loan.

     9. Notification to Borrowers.

     The Lender and the Corporation agree that the Servicer and the Lender shall either jointly or separately notify each borrower under the Financed Eligible Loans of the assignment and transfer to the Trustee (but for the account and on behalf of the Corporation) of the Lender's interest in such Financed Eligible Loans and direct each borrower to make all payments thereon directly to the Servicer until otherwise notified by the Trustee. Such notice shall be in compliance with Section 428(b)(2)(F) of the Higher Education Act.


     10. Obligations to Forward Payments and Communications.

          A. The Lender shall promptly remit, or cause to be remitted, to the Trustee as the Servicer may direct, all funds received by the Lender after the Loan Purchase Date which constitute payments of principal, or interest or Special Allowance Payments accrued after the Loan Purchase Date, with respect to any Financed Eligible Loan.

          B. The Lender shall immediately transmit to the Servicer any communication received by the Lender after the Loan Purchase Date with respect to a Financed Eligible Loan or the borrower under such a Financed Eligible Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudications of bankruptcy and similar documents, and forms requesting deferment of repayment or loan cancellations.

     11. Payment of Expenses and Taxes.

     Except as specifically provided herein, each party to this Agreement shall pay its own expenses incurred in connection with the preparation, execution and delivery of this Agreement and the transactions herein contemplated, including, but not limited to, the fees and disbursements of counsel, provided, however, that the Lender shall pay any transfer or other taxes and recording or filing fees payable in connection with the sale and purchase of the Eligible Loans to be Financed.

     12. lndemnification.

     The Lender specifically acknowledges that the Corporation will be making representations and warranties regarding the Eligible Loans to be Financed as part of the proposed offering of Obligations of the Corporation (including without limitation Obligations to be issued under the Indenture) based in part on the accuracy of the Lender's representations and warranties in this Agreement. The Lender agrees to indemnify and save the Trustee and the Corporation harmless of, from and against any and all loss, cost, damage or expense, including reasonable attorneys' fees, incurred by reason of any breach of the Lender's warranties or representations hereunder or any false or misleading representations of the Lender or any failure to disclose any matter which makes the warranties and representations herein misleading or any inaccuracy in any information furnished by the Lender in connection herewith.

     13. Other Provisions.

          A. The Lender shall furnish to the Servicer such additional information concerning the Lender's student loan portfolio as the Servicer may reasonably request.

          B. The Lender shall, at its expense, execute all other documents and take all other steps as may be requested by the Servicer or the Trustee from time to time to effect the sale hereunder of the Eligible Loans to be purchased by the Trustee on behalf of the Corporation.

          C. The provisions of this Agreement cannot be waived or modified unless such waiver or modification be in writing and signed by the parties hereto and the Trustee. Inaction or failure to demand strict performance shall not be deemed a waiver.

          D. This Agreement shall be governed by the laws of the State.

          E. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

          F. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          G. If any provision of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

          H. All notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Trustee or the Servicer, shall be in writing and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

          If intended for the Corporation or the Servicer:

                  Student Loan Finance Corporation
                  105 First Avenue Southwest
                  Aberdeen, South Dakota 57401

          If intended for the Lender:









          If intended for the Trustee:

                  U.S. Bank National Association
                  Post Office Box 1308
                  141 North Main Avenue, Suite 300
                  Sioux Falls, South Dakota 57117-1308

     Either party, the Servicer or the Trustee may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the fifth day after it is mailed.

          I. This Agreement may not be terminated by either party hereto except in the manner and with the effect herein specifically provided for.

          J. Time is of the essence in this Agreement.

          K. This Agreement shall not be assignable by the Lender, in whole or in part, without the prior written consent of the Corporation and the Trustee.

          L. No remedy by the terms of this Agreement conferred upon or reserved to the Trustee or the Corporation is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or by statute on or after the date of this Agreement.

          M. This Agreement has been made and entered into not only for the benefit of the Lender and the Corporation but also for the benefit of the Trustee and all holders of Obligations issued for the purpose of Financing Eligible Loans and any other assignee of loans purchased hereunder (including any trustee for holders of bonds, notes or other evidences of indebtedness issued by the Corporation to refinance such loans), and its provisions may be enforced not only by the parties to this Agreement but also by the Trustee or such other assignee.

     14.      Non-Petition Covenant.

     The Lender, by entering into this Agreement, covenants and agrees that it shall not at any time petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Corporation under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Corporation or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Corporation, in connection with any obligation relating to this Agreement.

     IN WITNESS WHEREOF, The parties have hereunto set their hands and seals as of the day and year first above written.

GOAL FUNDING, INC.GOAL FUNDING, INC.

                                              _________________________________
                                              Name of Lender


By__________________________________          By_______________________________

         Title:_____________________                   Title:__________________

                                              ATTEST:

                                              _________________________________

                                                       Title:__________________

                                              (Seal)

                                  Exhibit "A" to Student Loan Purchase Agreement

                                   DEFINITIONS

     1.00 Terms

     1.01 "Certificate of Insurance" shall mean a certificate of federal loan insurance issued with respect to an Insured Eligible Loan by the Secretary of Education pursuant to the provisions of the Higher Education Act.

     1.02 "Eligible Borrower" shall mean a borrower who is eligible under the Higher Education Act to be the obligor of a loan for financing a program of post-secondary education for an Eligible Student as described in Section 1.32.

     1.03 "Federal Reimbursement Contract" means an agreement between a Guarantor and the Secretary of Education providing for the payment by the Secretary of Education of amounts authorized to be paid pursuant to the Higher Education Act, including reimbursement amounts paid or payable upon defaulted Financed Eligible Loans and other student loans guaranteed or insured by the Guarantor and providing for interest subsidy payments to holders of qualifying student loans guaranteed or insured by the Guarantor.

     1.04 "Financed", in the case of Eligible Loans and Student Loans generally, shall mean those acquired by the Trustee on behalf of the Corporation with moneys derived from any of the funds or accounts established by the Indenture; and where the context so permits or requires such usage, shall mean those specific Eligible Loans so acquired by the Trustee on behalf of the Corporation from the Lender pursuant to this Agreement, inclusive of the promissory notes evidencing such Eligible Loans or Student Loans and the related documentation in connection with each thereof.

     1.05 "Guarantee" or "Guaranteed" shall mean, with respect to a Student Loan, the insurance or guarantee by a Guarantor, to the extent provided in the Higher Education Act, of the principal of and accrued interest on such Student Loan and the coverage of such Student Loan by (1) the Federal Reimbursement Contracts providing, among other things, for reimbursement by the Secretary of Education to such Guarantor for losses incurred by it on defaulted Financed Eligible Loans insured or guaranteed by such Guarantor to the extent provided in the Higher Education Act and (2) any guarantee fund established by the Guarantor, prior to the termination of such guarantee fund.

     1.06 "Guarantee Agreement" means an agreement between a Guarantor and either the Trustee or the Lender providing for the insurance or guarantee by such Guarantor, to the extent provided in the Higher Education Act, of the principal of and accrued interest on loans to Eligible Borrowers made or acquired by the Corporation or the Lender from time to time.

     1.07 "Guarantee Program" means a Guarantor's loan insurance program pursuant to which such Guarantor guarantees or insures loans to Eligible Borrowers.

     1.08 "Guaranteed Loans" means loans that are Guaranteed.

     1.09 "Guarantor" shall mean Education Assistance Corporation, Great Lakes Higher Education Corporation, Pennsylvania Higher Education Assistance Agency, United Student Aid Funds, Inc., Student Loans of North Dakota, Education Credit Management Corporation, Iowa College Student Aid Commission, California Student Aid Commission, Missouri Coordinating Board for Higher Education, Illinois Student Assistance Commission, Northwest Education Loan Association, Oregon State Scholarship Commission, or other guarantor permitted under the Indenture; provided, however, that any such Guarantor must be a permitted guarantor under the Indenture as of the Loan Purchase Date.

     1.10 "Higher Education Act" shall mean the Higher Education Act of 1965, as amended or supplemented from time to time, and all regulations promulgated thereunder.

     1.11 "Insurance" or "Insured" or "Insuring" means, with respect to a loan to an Eligible Borrower, the insuring by the Secretary of Education (as evidenced by a Certificate of Insurance or other document or certification issued under the provisions of the Higher Education Act) under the Higher Education Act, of 100% of the principal of and accrued interest on such loan.

     1.12 "Insured Loans" means loans which are Insured.

     1.13 "Lender" shall mean any "eligible lender", as defined in the Higher Education Act, permitted to participate as a seller of Student Loans to the Corporation under the Program and which has received an eligible lender designation from the Secretary of Education with respect to Insured Loans or from the applicable Guarantor with respect to Guaranteed Loans.

     1.14 "Loan Purchase Date" has the meaning assigned thereto in Section 2.C. of this Agreement.

     1.15 "Obligations" shall mean all notes, bonds or other obligations of the Corporation issued pursuant to the applicable indenture to finance or refinance the purchase of student loans or for other purposes authorized by the applicable Indenture.

     1.16 "Program" shall mean SLFC's Eligible Loan acquisition program with respect to Financed Eligible Loans under which the Corporation will cause the Trustee to acquire Eligible Loans from Lenders in order to increase the supply of moneys available for new loans to assist students in obtaining a post-secondary education.

     1.17 "Secretary of Education" shall mean the Commissioner of Education, Department of Health, Education and Welfare of the United States, and the Secretary of the United States Department of Education (who succeeded to the functions of the Commissioner of Education pursuant to the Department of Education Organization Act), or any other officer, board, body, commission or agency succeeding to the functions thereof under the Higher Education Act.

     1.18 "Special Allowance Payments" shall mean special allowance payments authorized to be made by the Secretary of Education pursuant to Section 438 of the Higher Education Act, or similar allowances authorized from time to time by federal law or regulation.

     1.19 "Student Loan Purchase Agreement" or "Loan Purchase Contract" means an agreement between the Corporation and a lender providing for the sale by the lender to the Trustee on behalf of the Corporation of Eligible Loans within the time specified in such agreement.

     1.20 "State" shall mean the State of South Dakota.

     1.21 "Student Loans" shall mean loans to Eligible Borrowers for post-secondary education.

     1.30 Eligible Students

     1.31 An Eligible Student is any student who

          (a) is accepted for enrollment or is enrolled at least half-time at an Eligible Institution and is in good standing and making satisfactory progress in a prescribed course of study; and

          (b) is a U.S. citizen or permanent resident, except that aliens, even with immigrant or permanent resident status, are not Eligible Students if enrolled in institutions located abroad; and

          (c) does not, at the time of application for the loan, owe a refund on a federally funded grant awarded by the institution, and has never defaulted, and is not then in default, on a national direct or guaranteed loan.

     1.32 A prescribed course of study shall be and include an academic workload sufficient to secure a degree or certificate in the period normally taken therefor as determined by the institution and approved by the Servicer; provided, however, that in no event shall such approval be given for a workload of less than one-half the normal requirement.

     1.40 Eligible Institutions

     1.41 Eligible lnstitutions shall mean those institutions which satisfy the definition of an "eligible educational institution" under the Higher Education Act and the regulations of the applicable Guarantor. In all cases, a basic requirement is approval by the Secretary of Education as an eligible institution under the Higher Education Act and approval by the Secretary of Education for civil rights compliance.

                                  Exhibit "B" to Student Loan Purchase Agreement

                          LENDER'S CLOSING CERTIFICATE

_________________________________ (the "Lender") does hereby certify that all representations, warranties and statements by or on behalf of the undersigned contained in a certain Student Loan Purchase Agreement by and between the Lender and GOAL Funding, Inc. dated as of _______________________________(the
"Agreement"), are true and correct on and as of the date hereof, without exception or qualification whatsoever;

     FURTHERMORE, the Lender does hereby certify that the following documents, where applicable to each Eligible Loan Financed under the Agreement, have heretofore been furnished to the Corporation pursuant to paragraph 5.D. of the
Agreement:

         Department of Education or Guarantor application, as supplemented Interim note(s), if applicable Payout note(s), if applicable Evidence of disbursement Disclosure statement
         Certificate of Insurance and contract of insurance (or a certified copy thereof) with respect to each Insured Loan or notification of loan approval by Guarantor, with respect to each Guaranteed Loan (or a certified copy thereof)
         Guarantee Agreement and Agreement for Participation in the Guaranteed
              Loan Program (or a certified copy thereof) with respect to each Guaranteed Loan
         Any other documentation held by the Lender relating to the history of such Eligible Loan
         Secretary of Education or Guarantor Loan Transfer Statement
         Uniform Commercial Code financing statement, if any, securing any interest in an Eligible Loan to be Financed, and an executed termination statement related thereto

     FURTHERMORE, the Lender does hereby certify that it has in its possession evidence of loan disbursement for each Eligible Loan, and does hereby warrant that it will maintain such evidence throughout the term of each such Eligible Loan and will provide a copy thereof to the Servicer and the Trustee upon request

     Any term capitalized but not defined in the Certificate shall have the meaning ascribed thereto in the Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed and delivered by its officers thereunto duly authorized this ______________, day of _____________________________, ______.


                                              _________________________________
                                              Name of Lender

                                              By_______________________________

                                                      Title:___________________
ATTEST:

____________________________________

Title:______________________________

(Seal)

                                  Exhibit "C" to Student Loan Purchase Agreement

                                   ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to U.S. Bank National Association, Minneapolis, Minnesota as trustee (the "Trustee") under the Indenture, dated as of May 1, 1999, by and among GOAL Funding, Inc., Kitty Hawk Funding Corporation, certain financial institutions identified therein, NationsBank, N.A., AMBAC Assurance Corporation and the Trustee (but for the account and on behalf of GOAL Funding, Inc.), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of , between GOAL Funding, Inc. and ______________________.



____________________________________          _________________________________
      Title and Signature of                         Name of Transferor
         Trustee Officer



____________________________________          _________________________________
      Title and Signature of                        Title and Signature of
       Corporation Officer                            Transferor Officer

Dated:_____________________________, ______"



                                     NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement among GOAL Funding, Inc., Kitty Hawk Funding Corporation, certain financial institutions identified therein, NationsBank, N.A., AMBAC Assurance Corporation and U.S. Bank National Association, Minneapolis, Minnesota, as Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3)."






                                   ENDORSEMENT

     "All right, title and interest of the undersigned in and to the within promissory note and related documents is hereby assigned to _________________________________________________________________________,
as trustee (the "Trustee") under the _______________, dated as of_________________, by and among GOAL Funding, Inc., Kitty Hawk Funding Corporation, certain financial institutions identified therein, NationsBank, N.A., AMBAC Assurance Corporation and the Trustee (but for the account and on behalf of GOAL Funding, Inc.), without recourse except as provided in paragraph 8 of the Student Loan Purchase Agreement dated as of
                                  , between GOAL Funding, Inc. and
____________________________________________________________.





____________________________________          _________________________________
      Title and Signature of                          Name of Transferor
        Trustee Officer



____________________________________          _________________________________
      Title and Signature of                         Title and Signature of
       Corporation Officer                             Transferor Officer

Dated:_____________________________, ______"



                                     NOTICE

     "The within note and related documentation is subject to a Uniform Commercial Code Security Agreement among GOAL Funding, Inc., _________________________________ and ________________________________, as
Trustee, and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by 20 U.S.C. ss.1087-2(d)(3)."

                                  Exhibit "D" to Student Loan Purchase Agreement

Representations, warranties, covenants and agreements of Lender:

     A. Any information furnished by the Lender to the Corporation or its agents (including the Servicer) with respect to any Eligible Loan to be Financed is true, complete and correct.

     B. The amount of the unpaid principal balance of each Eligible Loan to be Financed is due and owing, and no counterclaim, offset, defense or right of rescission exists with respect to any Eligible Loan to be Financed which could be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained, by the borrower against the Trustee as assignee of such Eligible Loan. The Lender shall take all reasonable actions to assure that no maker of an Eligible Loan has or may acquire a defense to the payment thereof. No Eligible Loan to be Financed carries a rate of interest less than or in excess of the applicable rate provided by the provisions of the Higher Education Act, except as previously approved in writing by the Corporation with respect to a lower rate of interest.

     C. Each Eligible Loan to be Financed has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser or co-maker) thereof, enforceable in accordance with its terms.

     D. Each Eligible Loan to be Financed complies in all respects with the requirements of the Higher Education Act and this Agreement and is an Eligible Loan as that term is defined in this Agreement. If a promissory note relating to an Eligible Loan to be Financed covers more than one loan, all loans covered thereby are to be Financed and constitute an Eligible Loan.

     E. The Lender has applied for and received the Guarantor's or Secretary's designation, as the case may be, as an "eligible lender" under the Higher Education Act. No payment of principal or of interest with respect to any Eligible Loan sold hereunder shall be delinquent by more than 37 days on the Loan Purchase Date unless waived by the Servicer pursuant to Section 7.D. of this Agreement.

     F. The Lender is the sole owner and holder of each Eligible Loan to be Financed and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, and no Eligible Loan to be Financed has been pledged or assigned for any purpose.

     G. Each Eligible Loan to be Financed is either insured by the Secretary or guaranteed by a Guarantor as to 98% of the principal and interest on the Eligible Loan; such Insurance or Guarantee, as the case may be, is in full force and effect, and is freely transferable as an incident to the sale of each Eligible Loan to be Financed; all premiums due and payable to the Guarantor have been or will be paid in full by the Lender; and none of the Eligible Loans to be Financed has at any time been tendered to the Secretary or the Guarantor for payment and rejected unless the situation giving rise to such rejection has been cured.

     H. There are no circumstances or conditions with respect to any Eligible Loan to be Financed, the borrower thereunder or the creditworthiness of said borrower that would reasonably cause prudent private investors to regard any of the Eligible Loans to be Financed as an unacceptable investment, or adversely affect the value or marketability thereof or the guarantee thereof.

     I. Each Eligible Loan to be Financed was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws.

     J. The Lender has, and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by this Agreement; the execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions hereof do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the Charter, Articles or Bylaws of the Lender or any agreement or instrument to which the Lender is a party or by which it is bound, or constitute a default thereunder; the Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of the Lender to perform its obligations under this Agreement; this Agreement constitutes a valid and binding obligation of the Lender enforceable against it in accordance with its terms; and no consent, approval or authorization of any government or governmental body, including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

     K. The Lender is duly organized, validly existing and in good standing under the laws of its applicable jurisdiction and has the power and authority to own its assets and carry on its business as now being conducted.

     L. The Lender and each independent servicer has exercised and shall continue to exercise due diligence and reasonable care in making, administering, servicing and collecting the Eligible Loans to be Financed and the Lender has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Exhibit D. The Lender shall be solely responsible for the payment of the costs and expenses incident to origination of the Eligible Loans, without any right of reimbursement therefor from the Corporation. With respect to all Guaranteed Loans being acquired, a Guarantee Agreement is in effect with respect thereto and is valid and binding upon the parties thereto in all respects material to the security of the Obligations, and the Lender is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement.

     M. The Lender shall notify the borrower of the sale in the manner provided in the Higher Education Act.

     N. In determining the need of the Eligible Borrowers for Eligible Loans, no Eligible Loan may be made in an amount greater than the difference between the cost of education for the relevant period and the other aid awarded for such period, and the maximum amount of loans to any Eligible Borrower made pursuant to the Higher Education Act shall not exceed the limits stated therein.

     O. Each Eligible Loan made pursuant to Section 428B of the Higher Education Act shall be subject to the credit requirements as determined by the Lender and the Guarantor, which may include but are not necessarily limited to those described in Exhibit F to this Loan Purchase Agreement.

     P. At the time a Lender makes an Eligible Loan to an Eligible Borrower, the Lender shall provide thorough and accurate loan information to the Eligible Borrower, which shall include all information required to be provided to an Eligible Borrower pursuant to Section 433 of the Higher Education Act and any other information that a lender is required to provide an Eligible Borrower by the Guarantor or the Secretary of Education.

                                  Exhibit "E" to Student Loan Purchase Agreement

     The assignment of the within promissory note and related documents to____________________________________, as trustee (the"Trustee") under the
_______________________________________________________, dated as of
__________________, among GOAL Funding, Inc., ___________________and the Trustee
(but for the account and on behalf of GOAL Funding, Inc.), affixed pursuant to a Student Loan Purchase Agreement dated as of , did not become effective there under and no rights in the same have been conveyed thereby.

Dated:____________________________

                                          ______________________________________
                                          Title and Signature of Trustee Officer

                                  Exhibit "F" to Student Loan Purchase Agreement

          ADVERSE CREDIT FOR DETERMINING FEDERAL PLUS LOAN ELIGIBILITY

     The lender must obtain a credit history of the parent applicant from at least one national credit bureau organization. This credit report must be secured within a time frame that ensures the most accurate, current representation of the applicant's credit history before the first day of the period of enrollment for which the loan is intended. When reviewing the credit report, unless the lender determines that an extenuating circumstance exists, the lender should consider an applicant to have an adverse credit history if any of the following conditions are evidenced by the credit report:

1. The applicant(s), on the date of the lender's examination of the credit report, is considered 90 days or more delinquent on the repayment of any debt; or

2. The applicant(s) have been the subject of a default determination (on any debt), foreclosure, repossession, tax lien, wage garnishment or write-off of a Title IV debt during the five years preceding the date of the credit report; provided that the failure to pay a debt that has been discharged in bankruptcy or that is dischargeable in a pending bankruptcy proceeding shall not be deemed an adverse credit history.

     If one of these conditions exists, the lender may still make the loan if the lender determines, and documents in the file, that extenuating circumstances exist. The documentation of extenuating circumstances may include, but is not limited to:

1. an updated credit report that shows the applicant is no longer 90 or more days delinquent on a debt or corrects other information found on the original credit report examined by the lender that led to the determination of adverse credit;

2. a statement from the creditor that the applicant has made satisfactory arrangements to repay the debt(s) that is the basis of the adverse credit determination;

3. in the case of a debt with an outstanding balance that is less than $500 but is 90 days or more delinquent, a satisfactory written explanation from the applicant explaining the reason for the delinquency; or

4. evidence that the debt that is the basis of the adverse credit determination has been discharged in bankruptcy or is dischargeable in pending bankruptcy proceedings.

     A lender may have stricter standards for determining adverse credit than those outlined above.

                                  Exhibit "G" to Student Loan Purchase Agreement

                     (Opinion dated as of Date of Agreement)

GOAL Funding, Inc.
Student Loan Finance Corporation
105 First Avenue Southwest
Aberdeen, South Dakota 57401

     Re: Student Loan Purchase Agreement
         Dated as of


Gentlemen:

     Pursuant to the above mentioned Student Loan Purchase Agreement (the "Agreement") between GOAL Funding, Inc. and _________________________________
(the "Lender"), we have reviewed the Agreement and made such examinations and further investigations as we deemed necessary as a basis for the opinions expressed herein. All capitalized terms used in this opinion and not otherwise defined shall have the same meanings as in the Agreement. Pursuant to Paragraph 5 of the Agreement, you have requested our opinion on a number of matters. Opinions hereinafter expressed are qualified to the extent the validity or enforceability of any provisions in the Agreement or the Eligible Loans or of any rights granted to you pursuant to any of these instruments, may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditor generally or by general principles of equity.

     Based upon the foregoing, and having regard to legal considerations which we deem relevant, we are of the opinion that:

     (i) The Lender is duly organized and existing and in good standing under the laws of the jurisdiction of its organization.

     (ii) The Agreement has been duly authorized, executed and delivered by the Lender, is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of the Lender.

     (iii) The Lender has all requisite power and authorization under the laws of the jurisdiction of its organization, to sell, assign and transfer the promissory notes evidencing the Eligible Loans to the Corporation or to the Trustee on behalf of the Corporation, and to enter into and carry out its obligations under the Agreement;

     (iv) No authorization or approval of any governmental authority (other than notice to the Secretary of Education and approval of the Guarantor for the sale of the Eligible Loans) is required for the execution and delivery of the Agreement, or the sale, transfer and assignment of the Eligible Loans;

     (v) The officers of the Lender are authorized to execute the endorsement required by the Agreement, transferring the Eligible Loans to be Financed; and

     (vi) With respect to all Financed Guaranteed Eligible Loans, the applicable Guarantee Agreement has been duly authorized, executed and delivered by the Lender and is in full force and effect, and with respect to all Financed Insured Eligible Loans the applicable insurance is in full force and effect.

                                            Very truly yours


                                            (Lender's Counsel)